Exhibit 99.2

THE ALLSTATE CORPORATION

Investor Supplement

Fourth Quarter 2014

The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*) the first time they appear.  These measures are defined on the page "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

THE ALLSTATE CORPORATION

Investor Supplement - Fourth Quarter 2014

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

Revenues
Property-liability insurance premiums	$7,354	$7,307	$7,204	$7,064	$7,014	$6,972	$6,862	$6,770	$28,929	$27,618
Life and annuity premiums and contract charges	520	512	518	607	610	584	579	579	2,157	2,352
Net investment income	779	823	898	959	1,026	950	984	983	3,459	3,943
Realized capital gains and losses:
Total other-than-temporary impairment (“OTTI”) losses	(65)	(53)	(44)	(80)	(29)	(96)	(55)	(27)	(242)	(207)
OTTI losses reclassified to (from) other comprehensive income	(1)	-	(1)	(1)	(1)	8	(5)	(10)	(3)	(8)
Net OTTI losses recognized in earnings	(66)	(53)	(45)	(81)	(30)	(88)	(60)	(37)	(245)	(215)
Sales and other realized capital gains and losses	172	347	285	135	172	47	422	168	939	809
Total realized capital gains and losses	106	294	240	54	142	(41)	362	131	694	594
Total revenues	8,759	8,936	8,860	8,684	8,792	8,465	8,787	8,463	35,239	34,507

Costs and expenses
Property-liability insurance claims and claims expense	4,618	4,909	5,142	4,759	4,283	4,427	4,741	4,460	19,428	17,911
Life and annuity contract benefits	431	433	413	488	490	498	471	458	1,765	1,917
Interest credited to contractholder funds	202	198	212	307	305	317	311	345	919	1,278
Amortization of deferred policy acquisition costs	1,035	1,030	1,035	1,035	1,069	1,026	961	946	4,135	4,002
Operating costs and expenses	1,156	1,068	1,023	1,094	1,258	937	1,090	1,102	4,341	4,387
Restructuring and related charges	5	3	4	6	11	13	20	26	18	70
Loss on extinguishment of debt	-	-	1	-	2	9	480	-	1	491
Interest expense	73	78	84	87	87	83	99	98	322	367
Total costs and expenses	7,520	7,719	7,914	7,776	7,505	7,310	8,173	7,435	30,929	30,423

Gain (loss) on disposition of operations	3	(27)	9	(59)	(44)	(646)	-	2	(74)	(688)

Income from operations before income tax expense	1,242	1,190	955	849	1,243	509	614	1,030	4,236	3,396

Income tax expense	418	409	310	249	422	193	180	321	1,386	1,116

Net income	$824	$781	$645	$600	$821	$316	$434	$709	$2,850	$2,280

Preferred stock dividends	29	31	31	13	11	6	-	-	104	17

Net income available to common shareholders	$795	$750	$614	$587	$810	$310	$434	$709	$2,746	$2,263

Earnings per common share: (1)

Net income available to common shareholders per common share - Basic	$1.89	$1.77	$1.41	$1.31	$1.79	$0.67	$0.93	$1.49	$6.37	$4.87
Weighted average common shares - Basic	420.2	424.5	434.3	446.4	452.8	461.1	468.3	475.4	431.4	464.4

Net income available to common shareholders per common share - Diluted	$1.86	$1.74	$1.39	$1.30	$1.76	$0.66	$0.92	$1.47	$6.27	$4.81
Weighted average common shares - Diluted	427.7	431.2	440.7	452.8	459.6	467.1	473.8	480.8	438.2	470.3

Cash dividends declared per common share	$0.28	$0.28	$0.28	$0.28	$0.25	$0.25	$0.25	$0.25	$1.12	$1.00

(1)               In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

THE ALLSTATE CORPORATION

CONTRIBUTION TO INCOME

($ in millions, except per share data)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

Contribution to income

Operating income before the impact of restructuring and related charges	$740	$599	$448	$592	$789	$721	$542	$664	$2,379	$2,716
Restructuring and related charges, after-tax	(4)	(1)	(3)	(4)	(8)	(8)	(13)	(17)	(12)	(46)

Operating income *	736	598	445	588	781	713	529	647	2,367	2,670

Realized capital gains and losses, after-tax	70	192	154	35	94	(28)	234	85	451	385
Valuation changes on embedded derivatives that are not hedged, after-tax	(3)	2	(3)	(11)	(3)	(10)	3	(6)	(15)	(16)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	(3)	-	-	(3)	1	(4)	1	(3)	(5)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	-	7	-	-	-	7
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	2	-	3	2	1	-	(3)	(5)	7	(7)
Amortization of purchased intangible assets, after-tax	(12)	(11)	(11)	(11)	(15)	(13)	(13)	(14)	(45)	(55)
Gain (loss) on disposition of operations, after-tax	2	(28)	26	(16)	(44)	(472)	-	1	(16)	(515)
Loss on extinguishment of debt, after-tax	-	-	-	-	(1)	(6)	(312)	-	-	(319)
Postretirement benefits curtailment gain, after-tax	-	-	-	-	-	118	-	-	-	118

Net income available to common shareholders	$795	$750	$614	$587	$810	$310	$434	$709	$2,746	$2,263

Income per common share - Diluted (1)
Operating income before the impact of restructuring and related charges	$1.73	$1.39	$1.02	$1.31	$1.72	$1.54	$1.14	$1.38	$5.43	$5.78
Restructuring and related charges, after-tax	(0.01)	-	(0.01)	(0.01)	(0.02)	(0.01)	(0.02)	(0.03)	(0.03)	(0.10)

Operating income	1.72	1.39	1.01	1.30	1.70	1.53	1.12	1.35	5.40	5.68

Realized capital gains and losses, after-tax	0.16	0.45	0.35	0.08	0.21	(0.06)	0.50	0.18	1.03	0.82
Valuation changes on embedded derivatives that are not hedged, after-tax	(0.01)	-	(0.01)	(0.02)	(0.01)	(0.02)	0.01	(0.02)	(0.03)	(0.03)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	(0.01)	-	-	(0.01)	-	(0.01)	-	(0.01)	(0.01)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	-	0.01	-	-	-	0.01
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	0.01	-	0.01	-	-	-	(0.01)	(0.01)	0.02	(0.01)
Amortization of purchased intangible assets, after-tax	(0.03)	(0.03)	(0.03)	(0.02)	(0.03)	(0.03)	(0.03)	(0.03)	(0.10)	(0.12)
Gain (loss) on disposition of operations, after-tax	0.01	(0.06)	0.06	(0.04)	(0.10)	(1.01)	-	-	(0.04)	(1.10)
Loss on extinguishment of debt, after-tax	-	-	-	-	-	(0.01)	(0.66)	-	-	(0.68)
Postretirement benefits curtailment gain, after-tax	-	-	-	-	-	0.25	-	-	-	0.25

Net income available to common shareholders	$1.86	$1.74	$1.39	$1.30	$1.76	$0.66	$0.92	$1.47	$6.27	$4.81

Weighted average common shares - Diluted	427.7	431.2	440.7	452.8	459.6	467.1	473.8	480.8	438.2	470.3

(1)                 In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

THE ALLSTATE CORPORATION

REVENUES

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

Property-Liability
Property-Liability insurance premiums	$7,354	$7,307	$7,204	$7,064	$7,014	$6,972	$6,862	$6,770	$28,929	$27,618
Net investment income	294	344	351	312	382	309	343	341	1,301	1,375
Realized capital gains and losses	(20)	266	250	53	128	(26)	305	112	549	519

Total Property-Liability revenues	7,628	7,917	7,805	7,429	7,524	7,255	7,510	7,223	30,779	29,512

Allstate Financial
Life and annuity premiums and contract charges	520	512	518	607	610	584	579	579	2,157	2,352
Net investment income	480	473	538	640	637	633	633	635	2,131	2,538
Realized capital gains and losses	125	28	(10)	1	14	(16)	57	19	144	74

Total Allstate Financial revenues	1,125	1,013	1,046	1,248	1,261	1,201	1,269	1,233	4,432	4,964

Corporate and Other
Service fees (1)	1	1	1	2	3	3	2	1	5	9
Net investment income	5	6	9	7	7	8	8	7	27	30
Realized capital gains and losses	1	-	-	-	-	1	-	-	1	1

Total Corporate and Other revenues before reclassification of services fees	7	7	10	9	10	12	10	8	33	40

Reclassification of service fees (1)	(1)	(1)	(1)	(2)	(3)	(3)	(2)	(1)	(5)	(9)

Total Corporate and Other revenues	6	6	9	7	7	9	8	7	28	31

Consolidated revenues	$8,759	$8,936	$8,860	$8,684	$8,792	$8,465	$8,787	$8,463	$35,239	$34,507

(1)                 For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2014	2014	2014	2014	2013		2014	2014	2014	2014	2013

Assets						Liabilities
Investments						Reserve for property-liability insurance claims and claims expense	$22,923	$22,350	$22,317	$21,985	$21,857
Fixed income securities, at fair value						Reserve for life-contingent contract benefits	12,380	12,482	12,688	12,435	12,386
(amortized cost $59,672, $59,616,						Contractholder funds	22,529	22,848	23,472	23,989	24,304
$59,447, $58,587 and $59,008)	$62,440	$62,313	$62,634	$61,161	$60,910	Unearned premiums	11,655	11,728	11,217	10,821	10,932
Equity securities, at fair value						Claim payments outstanding	784	814	851	785	631
(cost $3,692, $3,877, $4,658,						Deferred income taxes	715	1,076	1,146	886	635
$4,575 and $4,473)	4,104	4,335	5,394	5,297	5,097	Other liabilities and accrued expenses	5,653	4,967	5,044	5,566	5,156
Mortgage loans	4,188	4,143	4,174	4,472	4,721	Long-term debt	5,194	5,195	5,846	6,200	6,201
Limited partnership interests	4,527	4,348	4,309	5,024	4,967	Separate Accounts	4,396	4,521	4,780	4,878	5,039
Short-term, at fair value						Liabilities held for sale	-	-	-	14,641	14,899
(amortized cost $2,540, $2,463,						Total liabilities	86,229	85,981	87,361	102,186	102,040
$2,914, $2,573 and $2,393)	2,540	2,463	2,914	2,573	2,393
Other	3,314	3,119	3,138	3,163	3,067
Total investments	81,113	80,721	82,563	81,690	81,155

						Equity
						Preferred stock and additional capital paid-in, 72.2 thousand, 72.2 thousand, 72.2 thousand, 62.2 thousand and 32.3 thousand outstanding	1,746	1,746	1,746	1,505	780
						Common stock, 418 million, 419 million, 434 million, 434 million and 449 million shares outstanding	9	9	9	9	9
						Additional capital paid-in	3,199	3,059	3,035	3,017	3,143
						Retained income	37,842	37,164	36,532	36,041	35,580
						Deferred ESOP expense	(23)	(31)	(31)	(31)	(31)
						Treasury stock, at cost (482 million, 481 million, 466 million, 466 million and 451 million)	(21,030)	(20,856)	(19,985)	(19,922)	(19,047)
						Accumulated other comprehensive income:
						Unrealized net capital gains and losses:
						Unrealized net capital gains and losses on fixed income
						securities with other-than-temporary impairments	72	70	72	66	50
Cash	657	885	889	1,170	675	Other unrealized net capital gains and losses	1,988	1,970	2,461	2,271	1,698
Premium installment receivables, net	5,465	5,604	5,384	5,271	5,237	Unrealized adjustment to DAC, DSI and insurance
Deferred policy acquisition costs	3,525	3,516	3,377	3,316	3,372	reserves	(134)	(213)	(383)	(246)	(102)
Reinsurance recoverables, net (1)	8,490	7,555	7,500	7,512	7,621	Total unrealized net capital gains and losses	1,926	1,827	2,150	2,091	1,646
Accrued investment income	591	595	611	610	624	Unrealized foreign currency translation
Property and equipment, net	1,031	1,012	990	1,024	1,024	adjustments	(2)	18	35	22	38
Goodwill	1,219	1,219	1,219	1,243	1,243	Unrecognized pension and other
Other assets	2,046	2,682	2,920	2,187	1,937	postretirement benefit cost	(1,363)	(607)	(619)	(627)	(638)
Separate Accounts	4,396	4,521	4,780	4,878	5,039	Total accumulated other comprehensive
Assets held for sale	-	-	-	15,390	15,593	income	561	1,238	1,566	1,486	1,046
						Total shareholders’ equity	22,304	22,329	22,872	22,105	21,480
Total assets	$108,533	$108,310	$110,233	$124,291	$123,520	Total liabilities and shareholders’ equity	$108,533	$108,310	$110,233	$124,291	$123,520

(1)            Reinsurance recoverables of unpaid losses related to Property-Liability were $5,694 million, $4,764 million, $4,695 million, $4,671 million and $4,664 million as of December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively. The increase in reinsurance recoverables as of December 31, 2014 primarily relates to reserve increases for Michigan unlimited personal injury protection covered by the Michigan Catastrophic Claim Association.

THE ALLSTATE CORPORATION

BOOK VALUE PER COMMON SHARE

($ in millions, except per share data )

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2014	2014	2014	2013	2013	2013	2013
Book value per common share

Numerator:

Common shareholders’ equity (1)	$20,558	$20,583	$21,126	$20,600	$20,700	$20,130	$19,591	$20,619

Denominator:

Common shares outstanding and dilutive potential common shares outstanding	426.2	426.3	440.4	441.1	456.9	462.9	470.6	474.4

Book value per common share	$48.24	$48.28	$47.97	$46.70	$45.31	$43.49	$41.63	$43.46

Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *

Numerator:

Common shareholders’ equity	$20,558	$20,583	$21,126	$20,600	$20,700	$20,130	$19,591	$20,619

Unrealized net capital gains and losses on fixed income securities	1,666	1,541	1,690	1,640	1,258	1,445	1,489	2,486

Adjusted common shareholders’ equity	$18,892	$19,042	$19,436	$18,960	$19,442	$18,685	$18,102	$18,133

Denominator:

Common shares outstanding and dilutive potential common shares outstanding	426.2	426.3	440.4	441.1	456.9	462.9	470.6	474.4

Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$44.33	$44.67	$44.13	$42.98	$42.55	$40.37	$38.47	$38.22

(1)            Excludes equity related to preferred stock of $1,746 million, $1,746 million, $1,746 million, $1,505 million, $780 million, $650 million and $278 million as of December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.

THE ALLSTATE CORPORATION

RETURN ON COMMON SHAREHOLDERS’ EQUITY

($ in millions)

	Twelve months ended

	Dec. 31,	Sept. 30	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2014	2014	2014	2013	2013	2013	2013
Return on Common Shareholders’ Equity

Numerator:

Net income available to common shareholders (1)	$2,746	$2,761	$2,321	$2,141	$2,263	$1,847	$2,260	$2,249

Denominator:

Beginning common shareholders’ equity	$20,700	$20,130	$19,591	$20,619	$20,580	$20,837	$19,475	$19,182
Ending common shareholders’ equity	20,558	20,583	21,126	20,600	20,700	20,130	19,591	20,619

Average common shareholders’ equity (2)	$20,629	$20,357	$20,359	$20,610	$20,640	$20,484	$19,533	$19,901

Return on common shareholders’ equity	13.3%	13.6%	11.4%	10.4%	11.0%	9.0%	11.6%	11.3%

Operating Income Return on Common Shareholders’ Equity *

Numerator:
Operating income (1)	$2,367	$2,412	$2,527	$2,611	$2,670	$2,178	$2,182	$2,085

Denominator:

Beginning common shareholders’ equity	$20,700	$20,130	$19,591	$20,619	$20,580	$20,837	$19,475	$19,182
Unrealized net capital gains and losses	1,646	1,714	1,651	2,905	2,834	2,880	2,070	1,874
Adjusted beginning common shareholders’ equity	19,054	18,416	17,940	17,714	17,746	17,957	17,405	17,308

Ending common shareholders’ equity	20,558	20,583	21,126	20,600	20,700	20,130	19,591	20,619
Unrealized net capital gains and losses	1,926	1,827	2,150	2,091	1,646	1,714	1,651	2,905
Adjusted ending common shareholders’ equity	18,632	18,756	18,976	18,509	19,054	18,416	17,940	17,714

Average adjusted common shareholders’ equity (2)	$18,843	$18,586	$18,458	$18,112	$18,400	$18,187	$17,673	$17,511

Operating income return on common shareholders’ equity	12.6%	13.0%	13.7%	14.4%	14.5%	12.0%	12.3%	11.9%

(1)            Net income available to common shareholders and operating income reflect a trailing twelve-month period.

(2)            Average common shareholders’ equity and average adjusted common shareholders’ equity are determined using a two-point average, with the beginning and ending common shareholders’ equity and adjusted common shareholders’ equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

DEBT TO CAPITAL

($ in millions)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2014	2014	2014	2013	2013	2013	2013

Debt

Short-term debt	$-	$-	$-	$-	$-	$-	$500	$-
Long-term debt	5,194	5,195	5,846	6,200	6,201	6,217	5,475	6,556
Total debt	$5,194	$5,195	$5,846	$6,200	$6,201	$6,217	$5,975	$6,556

Capital resources

Debt	$5,194	$5,195	$5,846	$6,200	$6,201	$6,217	$5,975	$6,556

Shareholders’ equity
Preferred stock and additional capital paid-in	1,746	1,746	1,746	1,505	780	650	278	-
Common stock	9	9	9	9	9	9	9	9
Additional capital paid-in	3,199	3,059	3,035	3,017	3,143	3,127	3,105	3,028
Retained income	37,842	37,164	36,532	36,041	35,580	34,885	34,691	34,375
Deferred ESOP expense	(23)	(31)	(31)	(31)	(31)	(39)	(39)	(39)
Treasury stock	(21,030)	(20,856)	(19,985)	(19,922)	(19,047)	(18,662)	(18,225)	(18,033)
Unrealized net capital gains and losses	1,926	1,827	2,150	2,091	1,646	1,714	1,651	2,905
Unrealized foreign currency translation adjustments	(2)	18	35	22	38	50	37	58
Unrecognized pension and other postretirement benefit cost	(1,363)	(607)	(619)	(627)	(638)	(954)	(1,638)	(1,684)
Total shareholders’ equity	22,304	22,329	22,872	22,105	21,480	20,780	19,869	20,619

Total capital resources	$27,498	$27,524	$28,718	$28,305	$27,681	$26,997	$25,844	$27,175

Ratio of debt to shareholders’ equity	23.3%	23.3%	25.6%	28.0%	28.9%	29.9%	30.1%	31.8%

Ratio of debt to capital resources	18.9%	18.9%	20.4%	21.9%	22.4%	23.0%	23.1%	24.1%

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$824	$781	$645	$600	$821	$316	$434	$709	$2,850	$2,280
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and other non-cash items	89	88	91	98	122	66	93	87	366	368
Realized capital gains and losses	(106)	(294)	(240)	(54)	(142)	41	(362)	(131)	(694)	(594)
Loss on extinguishment of debt	-	-	1	-	2	9	480	-	1	491
Gain (loss) on disposition of operations	(3)	27	(9)	59	44	646	-	(2)	74	688
Interest credited to contractholder funds	202	198	212	307	305	317	311	345	919	1,278
Changes in:
Policy benefits and other insurance reserves	491	(53)	121	(18)	732	(180)	(93)	(514)	541	(55)
Unearned premiums	(56)	535	379	(92)	(68)	505	311	(146)	766	602
Deferred policy acquisition costs	(31)	(112)	(80)	3	(60)	(101)	(77)	(30)	(220)	(268)
Premium installment receivables, net	129	(234)	(106)	(46)	95	(219)	(59)	(22)	(257)	(205)
Reinsurance recoverables, net	(958)	(71)	6	(45)	(1,023)	(33)	(79)	406	(1,068)	(729)
Income taxes	30	370	(127)	(68)	118	172	6	277	205	573
Other operating assets and liabilities	60	129	(166)	(270)	225	(21)	(152)	(239)	(247)	(187)
Net cash provided by operating activities	671	1,364	727	474	1,171	1,518	813	740	3,236	4,242

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
Fixed income securities	6,961	13,443	7,722	6,483	5,889	4,893	4,987	5,474	34,609	21,243
Equity securities	1,492	2,519	1,416	1,328	942	489	1,532	210	6,755	3,173
Limited partnership interests	389	282	564	238	369	238	278	160	1,473	1,045
Mortgage loans	-	-	-	10	4	-	18	2	10	24
Other investments	114	211	51	30	58	55	23	15	406	151
Investment collections
Fixed income securities	949	1,057	881	849	1,029	1,221	1,913	1,745	3,736	5,908
Mortgage loans	238	142	402	324	237	308	238	237	1,106	1,020
Other investments	33	51	57	50	62	42	117	54	191	275
Investment purchases
Fixed income securities	(8,109)	(14,848)	(9,550)	(6,252)	(7,442)	(6,008)	(4,553)	(6,084)	(38,759)	(24,087)
Equity securities	(1,235)	(1,540)	(1,338)	(1,330)	(1,112)	(555)	(1,693)	(317)	(5,443)	(3,677)
Limited partnership interests	(506)	(239)	(376)	(277)	(401)	(434)	(222)	(255)	(1,398)	(1,312)
Mortgage loans	(283)	(109)	(107)	(2)	(115)	(109)	(239)	(75)	(501)	(538)
Other investments	(320)	(257)	(152)	(243)	(204)	(342)	(342)	(196)	(972)	(1,084)
Change in short-term investments, net	7	325	(249)	189	117	(121)	385	(808)	272	(427)
Change in other investments, net	(12)	9	13	36	5	1	57	34	46	97
Purchases of property and equipment, net	(81)	(83)	(69)	(55)	(91)	(73)	17	(60)	(288)	(207)
Disposition and acquisition of operations	-	-	380	(2)	-	(24)	-	-	378	(24)
Net cash (used in) provided by investing activities	(363)	963	(355)	1,376	(653)	(419)	2,516	136	1,621	1,580

CASH FLOWS FROM FINANCING ACTIVITIES
Change in short-term debt	-	-	-	-	-	(500)	500	-	-	-
Proceeds from issuance of long-term debt	-	-	-	-	4	786	989	492	-	2,271
Repayment of long-term debt	-	(651)	(354)	(1)	(22)	(65)	(2,540)	-	(1,006)	(2,627)
Proceeds from issuance of preferred stock	-	-	240	725	130	373	278	-	965	781
Contractholder fund deposits	258	260	263	403	566	489	528	591	1,184	2,174
Contractholder fund withdrawals	(615)	(909)	(838)	(1,084)	(1,098)	(1,185)	(3,014)	(1,259)	(3,446)	(6,556)
Dividends paid on common stock	(117)	(122)	(125)	(113)	(115)	(118)	(119)	-	(477)	(352)
Dividends paid on preferred stock	(31)	(31)	(13)	(12)	(6)	-	-	-	(87)	(6)
Treasury stock purchases	(112)	(932)	(142)	(1,115)	(449)	(488)	(158)	(739)	(2,301)	(1,834)
Shares reissued under equity incentive plans, net	62	55	72	77	62	48	43	17	266	170
Excess tax benefits on share-based payment arrangements	19	4	5	13	5	4	6	23	41	38
Other	-	(5)	(3)	(6)	(2)	5	(28)	13	(14)	(12)
Net cash used in financing activities	(536)	(2,331)	(895)	(1,113)	(925)	(651)	(3,515)	(862)	(4,875)	(5,953)
Cash classified as held for sale	-	-	242	(242)	13	(13)	-	-	-	-

NET (DECREASE) INCREASE IN CASH	(228)	(4)	(281)	495	(394)	435	(186)	14	(18)	(131)
CASH AT BEGINNING OF PERIOD	885	889	1,170	675	1,069	634	820	806	675	806
CASH AT END OF PERIOD	$657	$885	$889	$1,170	$675	$1,069	$634	$820	$657	$675

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs For the three months ended December 31, 2014

				Amortization
				relating to realized
				capital gains and	Amortization
				losses and	(acceleration)	Effect of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	Ending
	balance	costs	before	embedded derivatives	for the changes	capital gains	balance
	Sept. 30, 2014	deferred	adjustments (1) (2)	that are not hedged (2)	in assumptions(2)	and losses	Dec. 31, 2014

Property-Liability	$1,804	$989	$(973)	$-	$-	$-	$1,820

Allstate Financial:
Traditional life and accident and health	738	46	(31)	-	-	-	753
Interest-sensitive life	927	29	(28)	(3)	-	(20)	905
Fixed annuity	47	-	(1)	1	-	-	47
Subtotal	1,712	75	(60)	(2)	-	(20)	1,705

Consolidated	$3,516	$1,064	$(1,033)	$(2)	$-	$(20)	$3,525

	Change in Deferred Policy Acquisition Costs For the three months ended December 31, 2013

				Amortization
				relating to realized
				capital gains and	Amortization
				losses and	(acceleration)	Effect of
	Total DAC including	Acquisition	Amortization	valuation changes on	deceleration	unrealized	DAC classified	Ending
	those classified	costs	before	embedded derivatives	for the changes	capital gains	as held for sale	balance
	as held for sale	deferred	adjustments (1) (2)	that are not hedged (2)	in assumptions(2)	and losses	ending balance	Dec. 31, 2013

Property-Liability	$1,577	$1,032	$(984)	$-	$-	$-	$-	$1,625

Allstate Financial:
Traditional life and accident and health	695	46	(29)	-	-	-	(1)	711
Interest-sensitive life	974	43	(49)	(4)	-	27	-	991
Fixed annuity	40	7	(2)	(1)	-	2	(1)	45
Subtotal	1,709	96	(80)	(5)	-	29	(2)	1,747

Consolidated	$3,286	$1,128	$(1,064)	$(5)	$-	$29	$(2)	$3,372

(1)         Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

(2)         Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs										Reconciliation of Deferred Policy
	For the twelve months ended December 31, 2014										Acquisition Costs as of December 31, 2014

						Amortization
						relating to realized
						capital gains and	Amortization				DAC before		DAC after
		DAC classified				losses and	(acceleration)	Effect of			impact of	Impact of	impact of
	Beginning	as held for sale	Total DAC including	Acquisition	Amortization	valuation changes on	deceleration	unrealized	DAC sold in	Ending	unrealized	unrealized	unrealized
	balance	beginning	those classified	costs	before	embedded derivatives	for changes in	capital gains	LBL	balance	capital gains	capital gains	capital gains
	Dec. 31, 2013	balance	as held for sale	deferred	adjustments (1) (2)	that are not hedged (2)	assumptions (2)	and losses	disposition	Dec. 31, 2014	and losses	and losses	and losses

Property-Liability	$1,625	$-	$1,625	$4,070	$(3,875)	$-	$-	$-	$-	$1,820	$1,820	$-	$1,820

Allstate Financial:
Traditional life and accident and health	711	13	724	167	(125)	-	-	-	(13)	753	753	-	753
Interest-sensitive life	991	700	1,691	113	(130)	(8)	10	(97)	(674)	905	1,070	(165)	905
Fixed annuity	45	30	75	-	(8)	3	(2)	(1)	(20)	47	52	(5)	47
Subtotal	1,747	743	2,490	280	(263)	(5)	8	(98)	(707)	1,705	1,875	(170)	1,705

Consolidated	$3,372	$743	$4,115	$4,350	$(4,138)	$(5)	$8	$(98)	$(707)	$3,525	$3,695	$(170)	$3,525

	Change in Deferred Policy Acquisition Costs								Reconciliation of Deferred Policy
	For the twelve months ended December 31, 2013								Acquisition Costs as of December 31, 2013

				Amortization
				relating to realized
				capital gains and	Amortization				DAC before		DAC after
				losses and	(acceleration)	Effect of			impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	DAC	Ending	unrealized	unrealized	unrealized
	balance	costs	before	embedded derivatives	for changes in	capital gains	classified as	balance	capital gains	capital gains	capital gains
	Dec. 31, 2012	deferred	adjustments (1) (2)	that are not hedged (2)	assumptions (2)	and losses	held for sale	Dec. 31, 2013	and losses	and losses	and losses

Property-Liability	$1,396	$3,903	$(3,674)	$-	$-	$-	$-	$1,625	$1,625	$-	$1,625

Allstate Financial:
Traditional life and accident and health	671	164	(111)	-	-	-	(13)	711	711	-	711
Interest-sensitive life	1,529	176	(174)	(6)	(35)	201	(700)	991	1,084	(93)	991
Fixed annuity	25	24	(13)	(1)	12	28	(30)	45	51	(6)	45
Subtotal	2,225	364	(298)	(7)	(23)	229	(743)	1,747	1,846	(99)	1,747

Consolidated	$3,621	$4,267	$(3,972)	$(7)	$(23)	$229	$(743)	$3,372	$3,471	$(99)	$3,372

(1)             Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

(2)             Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

HISTORICAL CONSOLIDATED OPERATING

AND FINANCIAL POSITION DATA

($ in millions except per share data)

	As of or for the Year Ended December 31,
	2014	2013	2012	2011	2010
Consolidated statement of operations data:
Insurance premiums and contract charges	$31,086	$29,970	$28,978	$28,180	$28,125
Net investment income	3,459	3,943	4,010	3,971	4,102
Realized capital gains and losses	694	594	327	503	(827)
Total revenues	$35,239	$34,507	$33,315	$32,654	$31,400

Operating income	$2,367	$2,670	$2,148	$662	$1,506
Realized capital gains and losses, after-tax	451	385	216	324	(537)
Valuation changes on embedded derivatives that are not hedged, after-tax	(15)	(16)	82	(12)	-
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(3)	(5)	(42)	(108)	(29)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	7	4	3	(12)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	7	(7)	(33)	(35)	(29)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(45)	(55)	(81)	(42)	-
(Loss) gain on disposition of operations, after-tax	(16)	(515)	12	(5)	12
Loss on extinguishment of debt, after-tax	-	(319)	-	-	-
Postretirement benefits curtailment gain, after-tax	-	118	-	-	-
Net income available to common shareholders	$2,746	$2,263	$2,306	$787	$911
Income per common share - Diluted
Operating income	$5.40	$5.68	$4.36	$1.27	$2.78
Realized capital gains and losses, after-tax	1.03	0.82	0.44	0.62	(0.99)
Valuation changes on embedded derivatives that are not hedged, after-tax	(0.03)	(0.03)	0.17	(0.02)	-
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(0.01)	(0.01)	(0.09)	(0.21)	(0.05)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	0.01	0.01	-	(0.02)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	0.02	(0.01)	(0.07)	(0.07)	(0.06)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(0.10)	(0.12)	(0.16)	(0.08)	-
(Loss) gain on disposition of operations, after-tax	(0.04)	(1.10)	0.02	(0.01)	0.02
Loss on extinguishment of debt, after-tax	-	(0.68)	-	-	-
Postretirement benefits curtailment gain, after-tax	-	0.25	-	-	-
Net income available to common shareholders	$6.27	$4.81	$4.68	$1.50	$1.68
Net income available to common shareholders per share - Basic	$6.37	$4.87	$4.71	$1.51	$1.69

Consolidated statement of financial position data:
Investments	$81,113	$81,155	$97,278	$95,618	$100,483
Total assets	108,533	123,520	126,947	125,193	130,500
Reserves for claims and claims expense, life-contingent contract benefits and contractholder funds	57,832	58,547	75,502	77,113	81,113
Debt	5,194	6,201	6,057	5,908	5,908
Shareholders’ equity	22,304	21,480	20,580	18,298	18,617
Book value per share	48.24	45.31	42.39	36.18	34.58

Operating ratio:
Annual statutory premiums written to surplus ratio (U.S. property-liability operations)	1.8x	1.6x	1.6x	1.6x	1.6x

Other operating data:
Total employees (1)	40,200	39,400	38,500	37,300	35,200
Total Allstate agencies (1)(2)	11,900	11,600	11,200	11,900	13,400

(1)                 Rounded to the nearest hundred.

(2)                 Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and Canada.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY RESULTS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

Premiums written	$7,292	$7,806	$7,547	$6,969	$6,950	$7,438	$7,151	$6,625	$29,614	$28,164
Decrease (increase) in unearned premiums	74	(512)	(397)	112	84	(518)	(293)	155	(723)	(572)
Other	(12)	13	54	(17)	(20)	52	4	(10)	38	26

Premiums earned	7,354	7,307	7,204	7,064	7,014	6,972	6,862	6,770	28,929	27,618
Claims and claims expense	(4,618)	(4,909)	(5,142)	(4,759)	(4,283)	(4,427)	(4,741)	(4,460)	(19,428)	(17,911)
Amortization of deferred policy acquisition costs	(973)	(972)	(969)	(961)	(984)	(929)	(890)	(871)	(3,875)	(3,674)
Operating costs and expenses	(1,021)	(948)	(901)	(968)	(942)	(910)	(943)	(957)	(3,838)	(3,752)
Restructuring and related charges	(5)	(4)	(3)	(4)	(11)	(9)	(19)	(24)	(16)	(63)
Underwriting income *	737	474	189	372	794	697	269	458	1,772	2,218

Net investment income	294	344	351	312	382	309	343	341	1,301	1,375
Periodic settlements and accruals on non-hedge derivative instruments	(2)	(1)	(3)	(3)	(2)	(2)	(2)	(1)	(9)	(7)
Amortization of purchased intangible assets	17	17	17	17	23	21	20	21	68	85
Income tax expense on operations	(359)	(281)	(190)	(230)	(404)	(340)	(197)	(263)	(1,060)	(1,204)

Operating income	687	553	364	468	793	685	433	556	2,072	2,467

Realized capital gains and losses, after-tax	(11)	173	161	34	86	(17)	197	73	357	339
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	2	-	2	2	1	1	1	1	6	4
Amortization of purchased intangible assets, after-tax	(12)	(11)	(11)	(11)	(15)	(13)	(13)	(14)	(45)	(55)
(Gain) loss on disposition of operations, after-tax	-	(1)	38	-	-	-	(1)	-	37	(1)
Net income available to common shareholders	$666	$714	$554	$493	$865	$656	$617	$616	$2,427	$2,754

Catastrophe losses	$95	$517	$936	$445	$117	$128	$647	$359	$1,993	$1,251

Operating ratios
Claims and claims expense (“loss”) ratio	62.8	67.2	71.4	67.4	61.1	63.5	69.1	65.9	67.2	64.9
Expense ratio	27.2	26.3	26.0	27.3	27.6	26.5	27.0	27.3	26.7	27.1
Combined ratio	90.0	93.5	97.4	94.7	88.7	90.0	96.1	93.2	93.9	92.0

Combined ratio excluding the effect of catastrophes *	88.7	86.4	84.4	88.4	87.0	88.2	86.7	87.9	87.0	87.5
Effect of catastrophe losses on combined ratio	1.3	7.1	13.0	6.3	1.7	1.8	9.4	5.3	6.9	4.5
Combined ratio	90.0	93.5	97.4	94.7	88.7	90.0	96.1	93.2	93.9	92.0

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization of purchased intangible assets (“underlying combined ratio”)	89.5	86.1	84.7	88.4	87.5	86.9	86.9	87.7	87.2	87.3
Effect of catastrophe losses on combined ratio	1.3	7.1	13.0	6.3	1.7	1.8	9.4	5.3	6.9	4.5
Effect of prior year reserve reestimates on combined ratio	(1.0)	0.1	(0.1)	(0.2)	(0.9)	0.5	(0.8)	(0.6)	(0.3)	(0.4)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	-	-	(0.5)	-	0.1	0.5	0.3	0.5	(0.1)	0.3
Effect of amortization of purchased intangible assets on combined ratio	0.2	0.2	0.3	0.2	0.3	0.3	0.3	0.3	0.2	0.3
Combined ratio	90.0	93.5	97.4	94.7	88.7	90.0	96.1	93.2	93.9	92.0

Effect of restructuring and related charges on combined ratio	0.1	0.1	-	0.1	0.2	0.1	0.3	0.4	0.1	0.2

Effect of Discontinued Lines and Coverages on combined ratio	0.1	1.4	0.1	-	-	1.9	0.1	-	0.4	0.5

THE ALLSTATE CORPORATION

HISTORICAL PROPERTY-LIABILITY RESULTS

($ in millions)

	Twelve months ended December 31,

	2014	2013	2012	2011	2010

Premiums written	$29,614	$28,164	$27,027	$25,980	$25,907
(Increase) decrease in unearned premium	(723)	(572)	(322)	(33)	19
Other	38	26	32	(5)	31

Premiums earned	28,929	27,618	26,737	25,942	25,957
Claims and claims expense	(19,428)	(17,911)	(18,484)	(20,161)	(18,951)
Amortization of deferred policy acquisition costs	(3,875)	(3,674)	(3,483)	(3,477)	(3,517)
Operating costs and expenses	(3,838)	(3,752)	(3,536)	(3,143)	(2,962)
Restructuring and related charges	(16)	(63)	(34)	(43)	(33)
Underwriting income (loss)	1,772	2,218	1,200	(882)	494

Net investment income	1,301	1,375	1,326	1,201	1,189
Periodic settlement and accruals on non-hedge derivative instruments	(9)	(7)	(6)	(15)	(7)
Business combination expenses and the amortization of purchased intangible assets	68	85	124	49	-
Income tax (expense) benefit on operations	(1,060)	(1,204)	(819)	18	(423)

Operating income	2,072	2,467	1,825	371	1,253

Realized capital gains and losses, after-tax	357	339	221	54	(207)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	6	4	3	10	4
Business combination expenses and the amortization of purchased intangible assets, after-tax	(45)	(55)	(81)	(32)	-
Gain (loss) on disposition of operations, after-tax	37	(1)	-	-	3
Net income	$2,427	$2,754	$1,968	$403	$1,053

Catastrophe losses	$1,993	$1,251	$2,345	$3,815	$2,207

Operating ratios
Loss ratio	67.2	64.9	69.1	77.7	73.0
Expense ratio	26.7	27.1	26.4	25.7	25.1
Combined ratio	93.9	92.0	95.5	103.4	98.1

Combined ratio excluding the effect of catastrophes	87.0	87.5	86.7	88.7	89.6
Effect of catastrophe losses on combined ratio	6.9	4.5	8.8	14.7	8.5
Combined ratio	93.9	92.0	95.5	103.4	98.1

Underlying combined ratio	87.2	87.3	87.2	89.3	89.6
Effect of catastrophe losses on combined ratio	6.9	4.5	8.8	14.7	8.5
Effect of prior year reserve reestimates on combined ratio	(0.3)	(0.4)	(2.5)	(1.3)	(0.6)
Effect of catastrophe losses included in prior year reserve reestimate on combined ratio	(0.1)	0.3	1.5	0.5	0.6
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.2	0.3	0.5	0.2	-
Combined ratio	93.9	92.0	95.5	103.4	98.1

Effect of restructuring and related charges on combined ratio	0.1	0.2	0.1	0.2	0.1

Effect of Discontinued Lines and Coverages on the combined ratio	0.4	0.5	0.2	0.1	0.1

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

Property-Liability Underwriting Summary
Allstate Protection	$741	$579	$192	$375	$795	$831	$273	$462	$1,887	$2,361
Discontinued Lines and Coverages	(4)	(105)	(3)	(3)	(1)	(134)	(4)	(4)	(115)	(143)
Underwriting income	$737	$474	$189	$372	$794	$697	$269	$458	$1,772	$2,218

Allstate Protection Underwriting Summary
Premiums written	$7,292	$7,805	$7,547	$6,969	$6,950	$7,438	$7,151	$6,625	$29,613	$28,164

Premiums earned	$7,354	$7,306	$7,204	$7,064	$7,014	$6,972	$6,862	$6,770	$28,928	$27,618
Claims and claims expense	(4,615)	(4,804)	(5,140)	(4,756)	(4,282)	(4,292)	(4,738)	(4,457)	(19,315)	(17,769)
Amortization of deferred policy acquisition costs	(973)	(972)	(969)	(961)	(984)	(929)	(890)	(871)	(3,875)	(3,674)
Operating costs and expenses	(1,020)	(947)	(900)	(968)	(942)	(911)	(942)	(956)	(3,835)	(3,751)
Restructuring and related charges	(5)	(4)	(3)	(4)	(11)	(9)	(19)	(24)	(16)	(63)
Underwriting income	$741	$579	$192	$375	$795	$831	$273	$462	$1,887	$2,361

Catastrophe losses	$95	$517	$936	$445	$117	$128	$647	$359	$1,993	$1,251

Operating ratios
Loss ratio	62.7	65.8	71.3	67.3	61.1	61.6	69.0	65.9	66.8	64.4
Expense ratio	27.2	26.3	26.0	27.4	27.6	26.5	27.0	27.3	26.7	27.1
Combined ratio	89.9	92.1	97.3	94.7	88.7	88.1	96.0	93.2	93.5	91.5

Effect of catastrophe losses on combined ratio	1.3	7.1	13.0	6.3	1.7	1.8	9.4	5.3	6.9	4.5

Effect of restructuring and related charges on combined ratio	0.1	0.1	-	0.1	0.2	0.1	0.3	0.4	0.1	0.2

Effect of amortization of purchased intangible assets on combined ratio	0.2	0.2	0.2	0.2	0.3	0.3	0.3	0.3	0.2	0.3

Discontinued Lines and Coverages Underwriting Summary
Premiums written	$-	$1	$-	$-	$-	$-	$-	$-	$1	$-

Premiums earned	$-	$1	$-	$-	$-	$-	$-	$-	$1	$-
Claims and claims expense	(3)	(105)	(2)	(3)	(1)	(135)	(3)	(3)	(113)	(142)
Operating costs and expenses	(1)	(1)	(1)	-	-	1	(1)	(1)	(3)	(1)
Underwriting loss	$(4)	$(105)	$(3)	$(3)	$(1)	$(134)	$(4)	$(4)	$(115)	$(143)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	0.1	1.4	0.1	-	-	1.9	0.1	-	0.4	0.5

Underwriting Income (Loss) by Brand
Allstate brand	$782	$676	$299	$478	$814	$871	$346	$520	$2,235	$2,551
Esurance brand	(59)	(62)	(45)	(93)	(56)	(54)	(61)	(47)	(259)	(218)
Encompass brand	22	(31)	(59)	(8)	41	19	(7)	(6)	(76)	47
Answer Financial	(4)	(4)	(3)	(2)	(4)	(5)	(5)	(5)	(13)	(19)
Underwriting income	$741	$579	$192	$375	$795	$831	$273	$462	$1,887	$2,361

THE ALLSTATE CORPORATION

HISTORICAL PROPERTY-LIABILITY

UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Twelve months ended December 31,

	2014	2013	2012	2011	2010

Property-Liability Underwriting Summary
Allstate Protection	$1,887	$2,361	$1,253	$(857)	$525
Discontinued Lines and Coverages	(115)	(143)	(53)	(25)	(31)
Underwriting income (loss)	$1,772	$2,218	$1,200	$(882)	$494

Allstate Protection Underwriting Summary
Premiums written	$29,613	$28,164	$27,026	$25,981	$25,906
Premiums earned	$28,928	$27,618	$26,737	$25,942	$25,955
Claims and claims expense	(19,315)	(17,769)	(18,433)	(20,140)	(18,923)
Amortization of deferred policy acquisition costs	(3,875)	(3,674)	(3,483)	(3,477)	(3,517)
Operating costs and expenses	(3,835)	(3,751)	(3,534)	(3,139)	(2,957)
Restructuring and related charges	(16)	(63)	(34)	(43)	(33)
Underwriting income (loss)	$1,887	$2,361	$1,253	$(857)	$525

Catastrophe losses	$1,993	$1,251	$2,345	$3,815	$2,207

Operating ratios
Loss ratio	66.8	64.4	68.9	77.6	72.9
Expense ratio	26.7	27.1	26.4	25.7	25.1
Combined ratio	93.5	91.5	95.3	103.3	98.0

Effect of catastrophe losses on combined ratio	6.9	4.5	8.8	14.7	8.5

Effect of restructuring and related charges on combined ratio	0.1	0.2	0.1	0.2	0.1

Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.2	0.3	0.5	0.2	-

Discontinued Lines and Coverages Underwriting Summary
Premiums written	$1	$-	$1	$(1)	$1

Premiums earned	$1	$-	$-	$-	$2
Claims and claims expense	(113)	(142)	(51)	(21)	(28)
Operating costs and expenses	(3)	(1)	(2)	(4)	(5)
Underwriting loss	$(115)	$(143)	$(53)	$(25)	$(31)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	0.4	0.5	0.2	0.1	0.1

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY PREMIUMS WRITTEN BY BRAND

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

Allstate brand (1)
Auto	$4,347	$4,490	$4,375	$4,292	$4,147	$4,280	$4,170	$4,155	$17,504	$16,752
Homeowners	1,598	1,831	1,765	1,342	1,549	1,779	1,693	1,268	6,536	6,289
Other personal lines	376	426	416	351	368	417	406	348	1,569	1,539
Commercial lines	126	122	130	116	119	114	121	112	494	466
Other business lines	176	185	180	176	157	161	151	133	717	602
	6,623	7,054	6,866	6,277	6,340	6,751	6,541	6,016	26,820	25,648

Esurance brand
Auto	354	403	338	404	315	357	294	342	1,499	1,308
Homeowners	4	3	1	1	-	-	-	-	9	-
Other personal lines	1	2	1	1	-	1	1	-	5	2
	359	408	340	406	315	358	295	342	1,513	1,310

Encompass brand
Auto	160	178	176	151	155	172	167	147	665	641
Homeowners	123	137	136	110	115	129	120	97	506	461
Other personal lines	27	28	29	25	25	28	28	23	109	104
	310	343	341	286	295	329	315	267	1,280	1,206

Allstate Protection	7,292	7,805	7,547	6,969	6,950	7,438	7,151	6,625	29,613	28,164

Discontinued Lines and Coverages	-	1	-	-	-	-	-	-	1	-

Property-Liability	$7,292	$7,806	$7,547	$6,969	$6,950	$7,438	$7,151	$6,625	$29,614	$28,164

Allstate Protection
Auto	$4,861	$5,071	$4,889	$4,847	$4,617	$4,809	$4,631	$4,644	$19,668	$18,701
Homeowners	1,725	1,971	1,902	1,453	1,664	1,908	1,813	1,365	7,051	6,750
Other personal lines	404	456	446	377	393	446	435	371	1,683	1,645
Commercial lines	126	122	130	116	119	114	121	112	494	466
Other business lines	176	185	180	176	157	161	151	133	717	602

	$7,292	$7,805	$7,547	$6,969	$6,950	$7,438	$7,151	$6,625	$29,613	$28,164

(1) Canada premiums included in Allstate brand
Auto	$200	$233	$250	$180	$199	$225	$245	$184	$863	$853
Homeowners	53	66	63	40	50	58	59	38	222	205
Other personal lines	13	16	15	11	13	14	15	13	55	55
	$266	$315	$328	$231	$262	$297	$319	$235	$1,140	$1,113

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN

	Three months ended				Three months ended				Three months ended
	December 31, 2014 (1)				September 30, 2014				June 30, 2014

	Number of			Location	Number of			Location	Number of				Location
	locations		Total brand (%) (4)	specific (%) (5)	locations		Total brand (%) (4)	specific (%) (5)	locations		Total brand (%) (4)		specific (%) (5)
Allstate brand
Auto (2)	14	(6)	0.7	3.4	20	(6)	0.9	3.7	25	(6)	-	(8)	(0.2)
Homeowners (3)	16	(7)	0.9	4.6	6		0.2	6.0	11	(7)	0.4		5.7

Esurance brand
Auto	7		1.4	5.3	15		0.6	3.1	15		1.7		4.4

Encompass brand
Auto	13		2.8	6.0	9		0.9	4.1	12		2.4		7.6
Homeowners	9		2.5	7.8	7		0.6	6.5	12		1.5		7.8

	Three months ended				Three months ended				Three months ended
	March 31, 2014				December 31, 2013				September 30, 2013

	Number of			Location	Number of			Location	Number of				Location
	locations		Total brand (%) (4)	specific (%) (5)	locations		Total brand (%) (4)	specific (%) (5)	locations		Total brand (%) (4)
Allstate brand
Auto (2)	19		0.8	2.5	24		0.8	2.6	12		0.7		3.1
Homeowners (3)	8	(7)	0.2	2.3	21		1.5	4.5	3		0.3		6.8

Esurance brand
Auto	17		2.2	8.2	16		1.1	5.5	14		1.1		5.2

Encompass brand
Auto	2		0.5	4.9	11		2.1	6.6	9		1.4		5.7
Homeowners	1		-	2.5	14		2.7	6.4	11		1.4		6.9

(1)            Rate changes include changes approved based on our net cost of reinsurance.  These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business.  Based on historical premiums written in those states and Canadian provinces, rate changes approved for the three month period ending December 31, 2014 are estimated to total $232 million.  Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state.  Allstate Brand rate changes exclude Canada and specialty auto in periods prior to first quarter 2014.

(2)            Impacts of Allstate brand auto effective rate changes as a percentage of total brand prior year-end premiums written were 0.4%, 0.2%, 1.1%, 0.5%, 0.5% and 0.7% for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.  Rate changes are included in the effective calculations in the period the rate change is effective for renewal contracts.

(3)            Impacts of Allstate brand homeowners effective rate changes as a percentage of total brand prior year-end premiums written were 0.3%, 0.1%, 0.5%, 1.3%, 0.4% and 0.3% for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.

(4)            Represents the impact in the states and Canadian provinces where rate changes were approved during the period as a percentage of total brand prior year-end premiums written.

(5)            Represents the impact in the states and Canadian provinces where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those same locations.

(6)            Includes one, one and three Canadian provinces for auto for the three months ended December 31, 2014, September 30, 2014 and June 30, 2014, respectively.

(7)            Includes one, two and one Canadian provinces for homeowners for the three months ended December 31, 2014, June 30, 2014 and March 31, 2014, respectively.

(8)            Excluding Canada, Allstate Brand Auto rate change was 0.5% for the three months ended June 30, 2014.

THE ALLSTATE CORPORATION

POLICIES IN FORCE AND OTHER STATISTICS

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2014	2014	2014	2013	2013	2013	2013
Policies in Force (in thousands) (1)
Allstate Brand
Auto	19,916	19,751	19,605	19,413	19,362	19,247	19,155	19,020
Homeowners	6,106	6,082	6,069	6,063	6,077	6,077	6,097	6,136
Landlord	738	737	738	740	742	742	744	748
Renter	1,466	1,447	1,421	1,402	1,385	1,371	1,364	1,364
Condominium	655	652	648	646	645	641	640	639
Other	1,248	1,248	1,245	1,244	1,252	1,260	1,267	1,273
Other personal lines	4,107	4,084	4,052	4,032	4,024	4,014	4,015	4,024
Commercial lines	325	320	313	305	301	295	291	286
Other business lines	948	958	972	991	989	996	997	1,001
Excess and surplus	27	26	25	23	22	20	18	15
Total	31,429	31,221	31,036	30,827	30,775	30,649	30,573	30,482

Esurance Brand
Auto	1,424	1,410	1,399	1,375	1,286	1,254	1,207	1,151
Homeowners	10	6	2	1	-	-	-	-
Other personal lines	36	33	30	26	20	16	11	7
Total	1,470	1,449	1,431	1,402	1,306	1,270	1,218	1,158

Encompass Brand
Auto	790	792	788	778	774	767	752	737
Homeowners	365	365	364	359	356	350	341	333
Other personal lines	122	123	124	124	125	124	124	121
Total	1,277	1,280	1,276	1,261	1,255	1,241	1,217	1,191

Total Policies in Force	34,176	33,950	33,743	33,490	33,336	33,160	33,008	32,831

Other Customer Relationships
Good Hands Roadside Members (in thousands) (2)	2,055	1,996	1,871	1,734	1,585	1,439	1,272	1,099

Non-Proprietary Premiums ($ in millions)
Ivantage (3)	$1,422	$1,407	$1,391	$1,376	$1,360	$1,349	$1,321	$1,295
Answer Financial (4)	129	134	125	139	118	122	111	126

(1)            Policies in Force:  Policy counts are based on items rather than customers.  A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Allstate Dealer Services (service contracts and other products sold in conjunction with auto lending and vehicle sales transactions) and Partnership Marketing Group (roadside assistance products) statistics are not included in total policies in force since these are not meaningful.  Additionally, non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included.

(2)            Membership provides pay on demand access to roadside services.  Fees for three months ended December 31, 2014 were $168 thousand.

(3)            Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. To conform to current period’s methodology changes, prior period non-proprietary premiums have been restated.

(4)            Represents non-proprietary premiums written for the period. Commissions earned for the three months ended December 31, 2014 were $17.0 million.

THE ALLSTATE CORPORATION

ALLSTATE BRAND PROFITABILITY MEASURES

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written	$6,623	$7,054	$6,866	$6,277	$6,340	$6,751	$6,541	$6,016	$26,820	$25,648

Net premiums earned
Auto	$4,376	$4,352	$4,297	$4,209	$4,186	$4,165	$4,133	$4,094	$17,234	$16,578
Homeowners	1,625	1,616	1,594	1,580	1,574	1,568	1,525	1,516	6,415	6,183
Other personal lines (1)	390	389	387	385	384	384	380	379	1,551	1,527
Commercial lines	125	120	121	110	115	114	113	114	476	456
Other business lines (2)	140	138	131	133	126	124	115	106	542	471
Total	6,656	6,615	6,530	6,417	6,385	6,355	6,266	6,209	26,218	25,215

Incurred losses
Auto	$3,103	$2,964	$3,011	$2,858	$2,876	$2,857	$2,843	$2,774	$11,936	$11,350
Homeowners	634	930	1,212	994	656	645	1,084	914	3,770	3,299
Other personal lines	223	229	226	279	187	221	239	247	957	894
Commercial lines	88	72	78	81	77	70	69	61	319	277
Other business lines	65	70	64	63	58	60	49	47	262	214
Total	4,113	4,265	4,591	4,275	3,854	3,853	4,284	4,043	17,244	16,034

Expenses
Auto	$1,140	$1,088	$1,089	$1,075	$1,114	$1,068	$1,069	$1,068	$4,392	$4,319
Homeowners	399	382	359	385	393	379	368	376	1,525	1,516
Other personal lines	118	103	105	108	115	108	113	115	434	451
Commercial lines	41	38	35	34	37	34	33	34	148	138
Other business lines	63	63	52	62	58	42	53	53	240	206
Total	1,761	1,674	1,640	1,664	1,717	1,631	1,636	1,646	6,739	6,630

Underwriting income (loss)
Auto	$133	$300	$197	$276	$196	$240	$221	$252	$906	$909
Homeowners	592	304	23	201	525	544	73	226	1,120	1,368
Other personal lines	49	57	56	(2)	82	55	28	17	160	182
Commercial lines	(4)	10	8	(5)	1	10	11	19	9	41
Other business lines	12	5	15	8	10	22	13	6	40	51
Total	782	676	299	478	814	871	346	520	2,235	2,551

Loss ratio	61.8	64.5	70.3	66.6	60.4	60.6	68.4	65.1	65.8	63.6
Expense ratio	26.5	25.3	25.1	26.0	26.9	25.7	26.1	26.5	25.7	26.3
Combined ratio	88.3	89.8	95.4	92.6	87.3	86.3	94.5	91.6	91.5	89.9

Effect of catastrophe losses on combined ratio	1.3	6.9	13.1	6.4	1.8	1.7	9.8	5.5	6.9	4.7

Effect of prior year reserve reestimates on combined ratio	(1.0)	(1.3)	(0.1)	(0.2)	(0.6)	(1.4)	(0.9)	(0.6)	(0.7)	(0.9)

Effect of advertising expenses on combined ratio	2.4	2.6	2.7	2.4	2.3	2.7	3.2	2.7	2.5	2.8

Underlying combined ratio	87.9	84.2	83.0	86.4	86.1	85.4	85.4	86.2	85.4	85.8
Effect of catastrophe losses	1.3	6.9	13.1	6.4	1.8	1.7	9.8	5.5	6.9	4.7
Effect of prior year non-catastrophe reserve reestimates	(0.9)	(1.3)	(0.7)	(0.2)	(0.6)	(0.8)	(0.7)	(0.1)	(0.8)	(0.6)
Combined ratio	88.3	89.8	95.4	92.6	87.3	86.3	94.5	91.6	91.5	89.9

(1)            Other personal lines include renter, condominium, landlord and other personal lines.

(2)            Other business lines include Allstate Roadside Services, Allstate Dealer Services and other business lines.

THE ALLSTATE CORPORATION

ALLSTATE BRAND STATISTICS (1)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

New Issued Applications (in thousands) (2)
Auto	740	809	770	714	664	720	709	656	3,033	2,749
Homeowners	178	201	192	154	157	180	167	121	725	625
Average Premium - Gross Written ($) (3)
Auto	486	481	478	473	473	467	466	464	479	468
Homeowners	1,144	1,144	1,135	1,137	1,126	1,119	1,109	1,104	1,140	1,115
Average Premium - Net Earned ($) (4)
Auto	444	443	441	435	434	433	433	430	441	433
Homeowners	1,060	1,054	1,045	1,034	1,029	1,024	990	976	1,048	1,005
Renewal Ratio (%) (5)
Auto	88.6	88.9	89.1	89.0	88.7	88.7	88.6	88.4	88.9	88.6
Homeowners	88.6	88.6	88.3	88.2	88.1	88.0	87.5	87.2	88.4	87.7
Bodily Injury Claim Frequency (6)
(% change year-over-year)
Auto	4.0	(1.3)	(2.8)	(0.3)	(1.7)	0.8	(1.1)	(2.4)	-	(1.1)
Property Damage Claim Frequency (6)
(% change year-over-year)
Auto	0.5	(1.0)	(2.4)	5.1	1.4	0.6	(0.3)	(0.7)	0.5	0.3
Auto Paid Severity
(% change year-over-year)
Bodily injury	6.0	2.2	1.3	0.7	2.0	2.3	4.1	6.7	2.7	3.8
Property damage	3.9	5.5	4.4	2.7	3.2	0.8	3.7	(0.2)	4.1	1.8
Homeowners Excluding Catastrophe Losses
(% change year-over-year)
Claim frequency	(4.1)	(5.5)	2.3	6.1	(2.2)	(1.1)	0.6	1.2	(0.3)	(0.3)
Claim severity	8.1	9.2	5.5	8.3	0.2	(2.2)	1.3	(0.2)	7.7	(0.2)

(1)            Statistics presented for Allstate brand exclude excess and surplus lines.

(2)            New Issued Applications:  Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand.  Does not include automobiles that are added by existing customers.

(3)            Average Premium - Gross Written:  Gross premiums written divided by issued item count.  Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals.  Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(4)            Average Premium - Net Earned:  Earned premium divided by average policies in force for the period.  Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals.  Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(5)          Renewal ratio:  Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners.

(6)          Allstate experienced geographically wide spread increases in frequency in the first two months of fourth quarter 2014.

THE ALLSTATE CORPORATION

ESURANCE PROFITABILITY MEASURES AND STATISTICS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written	$359	$408	$340	$406	$315	$358	$295	$342	$1,513	$1,310

Net premiums earned
Auto	$378	$370	$365	$342	$334	$322	$308	$281	$1,455	$1,245
Homeowners	2	1	-	-	-	-	-	-	3	-
Other personal lines	1	2	1	1	1	-	1	-	5	2
	381	373	366	343	335	322	309	281	1,463	1,247

Incurred losses
Auto	$300	$283	$275	$260	$266	$251	$246	$215	$1,118	$978
Homeowners	1	1	-	-	-	-	-	-	2	-
Other personal lines	1	1	1	-	-	-	1	-	3	1
	302	285	276	260	266	251	247	215	1,123	979

Expenses
Auto	$136	$148	$135	$174	$123	$125	$122	$113	$593	$483
Homeowners	-	-	-	-	-	-	-	-	-	-
Other personal lines	2	2	-	2	2	-	1	-	6	3
	138	150	135	176	125	125	123	113	599	486

Underwriting loss
Auto	$(58)	$(61)	$(45)	$(92)	$(55)	$(54)	$(60)	$(47)	$(256)	$(216)
Homeowners	1	-	-	-	-	-	-	-	1	-
Other personal lines	(2)	(1)	-	(1)	(1)	-	(1)	-	(4)	(2)
	(59)	(62)	(45)	(93)	(56)	(54)	(61)	(47)	(259)	(218)

Loss ratio	79.3	76.4	75.4	75.8	79.4	78.0	79.9	76.5	76.8	78.5
Expense ratio	36.2	40.2	36.9	51.3	37.3	38.8	39.8	40.2	40.9	39.0
Combined ratio	115.5	116.6	112.3	127.1	116.7	116.8	119.7	116.7	117.7	117.5

Underlying loss ratio *	80.3	75.3	74.1	76.4	79.1	77.4	78.3	75.4	76.6	77.6
Expense ratio, excluding the effect of amortization of purchased intangible assets	33.1	37.0	33.6	47.8	32.8	34.1	34.6	34.9	37.6	34.1
Underlying combined ratio	113.4	112.3	107.7	124.2	111.9	111.5	112.9	110.3	114.2	111.7

Effect of catastrophe losses on combined ratio	0.3	1.9	2.7	0.3	0.3	0.6	1.6	1.1	1.3	0.9

Effect of prior year reserve reestimates on combined ratio	(1.3)	(0.8)	(1.4)	(0.9)	-	-	-	-	(1.1)	-

Effect of amortization of purchased intangible assets on combined ratio	3.1	3.2	3.3	3.5	4.5	4.7	5.2	5.3	3.3	4.9

Effect of advertising expenses on combined ratio	11.8	15.8	14.5	28.3	12.8	14.6	16.2	16.0	17.4	14.8

Underlying combined ratio	113.4	112.3	107.7	124.2	111.9	111.5	112.9	110.3	114.2	111.7
Effect of catastrophe losses	0.3	1.9	2.7	0.3	0.3	0.6	1.6	1.1	1.3	0.9
Effect of prior year non-catastrophe reserve reestimates	(1.3)	(0.8)	(1.4)	(0.9)	-	-	-	-	(1.1)	-
Effect of amortization of purchased intangible assets	3.1	3.2	3.3	3.5	4.5	4.7	5.2	5.3	3.3	4.9
Combined ratio	115.5	116.6	112.3	127.1	116.7	116.8	119.7	116.7	117.7	117.5

Policies in Force (in thousands)
Auto	1,424	1,410	1,399	1,375	1,286	1,254	1,207	1,151	1,424	1,286
Homeowners	10	6	2	1	-	-	-	-	10	-
Other personal lines	36	33	30	26	20	16	11	7	36	20
	1,470	1,449	1,431	1,402	1,306	1,270	1,218	1,158	1,470	1,306

New Issued Applications (in thousands)
Auto	168	181	177	221	162	188	175	222	747	747
Homeowners	4	5	1	1	-	-	-	-	11	-
Other personal lines	10	9	10	10	7	7	6	5	39	20
	182	195	188	232	169	195	181	227	797	767

Average Premium - Gross Written ($)
Auto	500	499	497	504	483	480	481	494	499	485
Homeowners	781	829	822	691	752	-	-	-	811	-

Renewal Ratio (%)
Auto	79.4	78.4	80.1	80.4	80.1	79.9	81.7	81.2	79.5	80.7

THE ALLSTATE CORPORATION

ENCOMPASS BRAND PROFITABILITY MEASURES AND STATISTICS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written	$310	$343	$341	$286	$295	$329	$315	$267	$1,280	$1,206

Net premiums earned
Auto	$164	$168	$162	$161	$155	$158	$158	$155	$655	$626
Homeowners	126	123	120	117	114	111	105	100	486	430
Other personal lines	27	27	26	26	25	26	24	25	106	100
Total	317	318	308	304	294	295	287	280	1,247	1,156

Incurred losses
Auto	$126	$131	$134	$114	$114	$112	$117	$117	$505	$460
Homeowners	56	103	118	86	48	63	69	62	363	242
Other personal lines	18	20	21	21	-	13	21	20	80	54
Total	200	254	273	221	162	188	207	199	948	756

Expenses
Auto	$48	$50	$50	$48	$49	$47	$48	$47	$196	$191
Homeowners	38	37	37	35	35	34	33	32	147	134
Other personal lines	9	8	7	8	7	7	6	8	32	28
Total	95	95	94	91	91	88	87	87	375	353

Underwriting income (loss)
Auto	$(10)	$(13)	$(22)	$(1)	$(8)	$(1)	$(7)	$(9)	$(46)	$(25)
Homeowners	32	(17)	(35)	(4)	31	14	3	6	(24)	54
Other personal lines	-	(1)	(2)	(3)	18	6	(3)	(3)	(6)	18
Total	22	(31)	(59)	(8)	41	19	(7)	(6)	(76)	47

Loss ratio	63.1	79.8	88.7	72.7	55.1	63.7	72.1	71.1	76.0	65.4
Expense ratio	30.0	29.9	30.5	29.9	31.0	29.9	30.3	31.0	30.1	30.5
Combined ratio	93.1	109.7	119.2	102.6	86.1	93.6	102.4	102.1	106.1	95.9

Effect of catastrophe losses on combined ratio	1.9	16.4	23.7	11.2	0.3	5.8	10.1	4.6	13.2	5.2

Effect of prior year reserve reestimates on combined ratio	(1.2)	(1.9)	1.0	(0.7)	(7.5)	(5.1)	(1.4)	(0.7)	(0.7)	(3.7)

Effect of advertising expenses on combined ratio	0.3	-	0.6	0.7	0.3	-	0.7	0.7	0.4	0.4

Underlying combined ratio	92.7	95.6	94.8	91.8	91.8	92.5	92.7	97.9	93.7	93.7
Effect of catastrophe losses	1.9	16.4	23.7	11.2	0.3	5.8	10.1	4.6	13.2	5.2
Effect of prior year non-catastrophe reserve reestimates	(1.5)	(2.3)	0.7	(0.4)	(6.0)	(4.7)	(0.4)	(0.4)	(0.8)	(3.0)
Combined ratio	93.1	109.7	119.2	102.6	86.1	93.6	102.4	102.1	106.1	95.9

Policies in Force (in thousands)
Auto	790	792	788	778	774	767	752	737	790	774
Homeowners	365	365	364	359	356	350	341	333	365	356
Other personal lines	122	123	124	124	125	124	124	121	122	125
	1,277	1,280	1,276	1,261	1,255	1,241	1,217	1,191	1,277	1,255
New Issued Applications (in thousands)
Auto	28	34	40	33	36	43	41	35	135	155
Homeowners	15	18	20	17	18	22	22	17	70	79

Average Premium - Gross Written ($)
Auto	901	898	888	893	886	879	872	882	895	880
Homeowners	1,482	1,471	1,437	1,440	1,392	1,390	1,362	1,346	1,457	1,374

Renewal Ratio (%)
Auto	80.0	79.4	80.3	79.2	79.1	79.4	78.4	77.8	79.7	78.7
Homeowners	84.9	84.8	86.2	86.6	86.2	87.4	86.4	86.1	85.6	86.6

THE ALLSTATE CORPORATION

AUTO PROFITABILITY MEASURES

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
($ in millions)	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written
Allstate brand	$4,347	$4,490	$4,375	$4,292	$4,147	$4,280	$4,170	$4,155	$17,504	$16,752
Esurance brand	354	403	338	404	315	357	294	342	1,499	1,308
Encompass brand	160	178	176	151	155	172	167	147	665	641
	4,861	5,071	4,889	4,847	4,617	4,809	4,631	4,644	19,668	18,701
Net premiums earned
Allstate brand	$4,376	$4,352	$4,297	$4,209	$4,186	$4,165	$4,133	$4,094	$17,234	$16,578
Esurance brand	378	370	365	342	334	322	308	281	1,455	1,245
Encompass brand	164	168	162	161	155	158	158	155	655	626
	4,918	4,890	4,824	4,712	4,675	4,645	4,599	4,530	19,344	18,449
Incurred losses
Allstate brand	$3,103	$2,964	$3,011	$2,858	$2,876	$2,857	$2,843	$2,774	$11,936	$11,350
Esurance brand	300	283	275	260	266	251	246	215	1,118	978
Encompass brand	126	131	134	114	114	112	117	117	505	460
	3,529	3,378	3,420	3,232	3,256	3,220	3,206	3,106	13,559	12,788
Expenses
Allstate brand	$1,140	$1,088	$1,089	$1,075	$1,114	$1,068	$1,069	$1,068	$4,392	$4,319
Esurance brand	136	148	135	174	123	125	122	113	593	483
Encompass brand	48	50	50	48	49	47	48	47	196	191
	1,324	1,286	1,274	1,297	1,286	1,240	1,239	1,228	5,181	4,993
Underwriting income
Allstate brand	$133	$300	$197	$276	$196	$240	$221	$252	$906	$909
Esurance brand	(58)	(61)	(45)	(92)	(55)	(54)	(60)	(47)	(256)	(216)
Encompass brand	(10)	(13)	(22)	(1)	(8)	(1)	(7)	(9)	(46)	(25)
	65	226	130	183	133	185	154	196	604	668
Loss ratio
Allstate brand	70.9	68.1	70.1	67.9	68.7	68.6	68.8	67.7	69.2	68.5
Esurance brand	79.3	76.5	75.3	76.0	79.7	78.0	79.9	76.5	76.8	78.5
Encompass brand	76.8	78.0	82.7	70.8	73.6	70.9	74.0	75.5	77.1	73.5
Allstate Protection	71.8	69.1	70.9	68.6	69.6	69.3	69.7	68.6	70.1	69.3
Expense ratio
Allstate brand	26.1	25.0	25.3	25.5	26.6	25.6	25.9	26.1	25.5	26.0
Esurance brand	36.0	40.0	37.0	50.9	36.8	38.8	39.6	40.2	40.8	38.8
Encompass brand	29.3	29.7	30.9	29.8	31.6	29.7	30.4	30.3	29.9	30.5
Allstate Protection	26.9	26.3	26.4	27.5	27.6	26.7	27.0	27.1	26.8	27.1
Combined ratio
Allstate brand	97.0	93.1	95.4	93.4	95.3	94.2	94.7	93.8	94.7	94.5
Esurance brand	115.3	116.5	112.3	126.9	116.5	116.8	119.5	116.7	117.6	117.3
Encompass brand	106.1	107.7	113.6	100.6	105.2	100.6	104.4	105.8	107.0	104.0
Allstate Protection	98.7	95.4	97.3	96.1	97.2	96.0	96.7	95.7	96.9	96.4
Effect of catastrophe losses on combined ratio
Allstate brand	0.2	1.8	4.1	0.4	-	0.8	1.9	1.1	1.6	1.0
Esurance brand	0.3	1.9	2.7	0.3	0.3	0.6	1.6	1.1	1.3	0.9
Encompass brand	-	3.0	9.3	0.6	(0.6)	1.9	0.6	(0.6)	3.2	0.3
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(1.5)	(1.8)	(0.6)	(0.9)	(0.9)	(0.8)	(1.8)	(1.6)	(1.2)	(1.2)
Esurance brand	(1.3)	(0.8)	(1.4)	(0.9)	-	-	-	-	(1.1)	-
Encompass brand	(0.6)	0.5	(3.7)	(4.3)	(4.5)	(7.6)	(3.2)	(3.9)	(2.0)	(4.8)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio
Allstate brand	(0.1)	(0.2)	(0.1)	(0.1)	(0.3)	0.1	(0.5)	(1.1)	(0.1)	(0.3)
Esurance brand	-	-	-	-	-	-	-	-	-	-
Encompass brand	-	-	(0.6)	-	-	-	(0.7)	(1.3)	(0.2)	(0.5)
Effect of amortization of purchased intangible assets on combined ratio
Esurance brand	3.1	3.2	3.3	3.5	4.5	4.7	5.2	5.3	3.3	4.9

THE ALLSTATE CORPORATION

HOMEOWNERS PROFITABILITY MEASURES

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
($ in millions)	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written
Allstate brand	$1,598	$1,831	$1,765	$1,342	$1,549	$1,779	$1,693	$1,268	$6,536	$6,289
Esurance brand	4	3	1	1	-	-	-	-	9	-
Encompass brand	123	137	136	110	115	129	120	97	506	461
	1,725	1,971	1,902	1,453	1,664	1,908	1,813	1,365	7,051	6,750
Net premiums earned
Allstate brand	$1,625	$1,616	$1,594	$1,580	$1,574	$1,568	$1,525	$1,516	$6,415	$6,183
Esurance brand	2	1	-	-	-	-	-	-	3	-
Encompass brand	126	123	120	117	114	111	105	100	486	430
	1,753	1,740	1,714	1,697	1,688	1,679	1,630	1,616	6,904	6,613
Incurred losses
Allstate brand	$634	$930	$1,212	$994	$656	$645	$1,084	$914	$3,770	$3,299
Esurance brand	1	1	-	-	-	-	-	-	2	-
Encompass brand	56	103	118	86	48	63	69	62	363	242
	691	1,034	1,330	1,080	704	708	1,153	976	4,135	3,541
Expenses
Allstate brand	$399	$382	$359	$385	$393	$379	$368	$376	$1,525	$1,516
Esurance brand	-	-	-	-	-	-	-	-	-	-
Encompass brand	38	37	37	35	35	34	33	32	147	134
	437	419	396	420	428	413	401	408	1,672	1,650
Underwriting income
Allstate brand	$592	$304	$23	$201	$525	$544	$73	$226	$1,120	$1,368
Esurance brand	1	-	-	-	-	-	-	-	1	-
Encompass brand	32	(17)	(35)	(4)	31	14	3	6	(24)	54
	625	287	(12)	197	556	558	76	232	1,097	1,422
Loss ratio
Allstate brand	39.0	57.6	76.1	62.9	41.6	41.1	71.1	60.3	58.7	53.4
Esurance brand	50.0	100.0	-	-	-	-	-	-	66.7	-
Encompass brand	44.4	83.7	98.3	73.5	42.1	56.8	65.7	62.0	74.7	56.3
Allstate Protection	39.4	59.4	77.6	63.6	41.7	42.2	70.7	60.4	59.9	53.5
Expense ratio
Allstate brand	24.6	23.6	22.5	24.4	25.0	24.2	24.1	24.8	23.8	24.5
Esurance brand	-	-	-	-	-	-	-	-	-	-
Encompass brand	30.2	30.1	30.9	29.9	30.7	30.6	31.4	32.0	30.2	31.1
Allstate Protection	24.9	24.1	23.1	24.8	25.4	24.6	24.6	25.2	24.2	25.0
Combined ratio
Allstate brand	63.6	81.2	98.6	87.3	66.6	65.3	95.2	85.1	82.5	77.9
Esurance brand	50.0	100.0	-	-	-	-	-	-	66.7	-
Encompass brand	74.6	113.8	129.2	103.4	72.8	87.4	97.1	94.0	104.9	87.4
Allstate Protection	64.3	83.5	100.7	88.4	67.1	66.8	95.3	85.6	84.1	78.5
Effect of catastrophe losses on combined ratio
Allstate brand	3.8	22.0	38.7	21.3	7.1	4.7	32.5	18.7	21.4	15.6
Encompass brand	4.8	36.6	46.7	25.6	1.8	13.5	23.8	12.0	28.2	12.6
Effect of prior year reserve reestimates on combined ratio Allstate brand	(1.1)	(0.1)	2.1	0.8	(0.3)	(3.3)	1.0	2.6	0.4	-
Encompass brand	(2.4)	(6.5)	6.7	4.3	(4.4)	-	(1.0)	1.0	0.4	(1.2)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio
Allstate brand	0.1	0.7	2.4	0.6	0.9	(2.1)	1.0	2.0	1.0	0.4
Encompass brand	0.8	0.9	1.7	(0.8)	(2.6)	(0.9)	(1.9)	-	0.7	(1.3)

THE ALLSTATE CORPORATION

OTHER PERSONAL LINES PROFITABILITY MEASURES (1)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
($ in millions)	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written
Allstate brand	$376	$426	$416	$351	$368	$417	$406	$348	$1,569	$1,539
Esurance brand	1	2	1	1	-	1	1	-	5	2
Encompass brand	27	28	29	25	25	28	28	23	109	104
	404	456	446	377	393	446	435	371	1,683	1,645
Net premiums earned
Allstate brand	$390	$389	$387	$385	$384	$384	$380	$379	$1,551	$1,527
Esurance brand	1	2	1	1	1	-	1	-	5	2
Encompass brand	27	27	26	26	25	26	24	25	106	100
	418	418	414	412	410	410	405	404	1,662	1,629
Incurred losses
Allstate brand	$223	$229	$226	$279	$187	$221	$239	$247	$957	$894
Esurance brand	1	1	1	-	-	-	1	-	3	1
Encompass brand	18	20	21	21	-	13	21	20	80	54
	242	250	248	300	187	234	261	267	1,040	949
Expenses
Allstate brand	$118	$103	$105	$108	$115	$108	$113	$115	$434	$451
Esurance brand	2	2	-	2	2	-	1	-	6	3
Encompass brand	9	8	7	8	7	7	6	8	32	28
	129	113	112	118	124	115	120	123	472	482
Underwriting income
Allstate brand	$49	$57	$56	$(2)	$82	$55	$28	$17	$160	$182
Esurance brand	(2)	(1)	-	(1)	(1)	-	(1)	-	(4)	(2)
Encompass brand	-	(1)	(2)	(3)	18	6	(3)	(3)	(6)	18
	47	55	54	(6)	99	61	24	14	150	198
Loss ratio
Allstate brand	57.2	58.9	58.4	72.5	48.7	57.6	62.9	65.2	61.7	58.6
Esurance brand	100.0	50.0	100.0	-	-	-	100.0	-	60.0	50.0
Encompass brand	66.7	74.1	80.8	80.8	-	50.0	87.5	80.0	75.5	54.0
Allstate Protection	57.9	59.8	59.9	72.8	45.6	57.1	64.4	66.1	62.6	58.3
Expense ratio
Allstate brand	30.2	26.4	27.1	28.0	29.9	28.1	29.7	30.3	28.0	29.5
Esurance brand	200.0	100.0	-	200.0	200.0	-	100.0	-	120.0	150.0
Encompass brand	33.3	29.6	26.9	30.7	28.0	26.9	25.0	32.0	30.2	28.0
Allstate Protection	30.9	27.0	27.1	28.7	30.2	28.0	29.6	30.4	28.4	29.6
Combined ratio
Allstate brand	87.4	85.3	85.5	100.5	78.6	85.7	92.6	95.5	89.7	88.1
Esurance brand	300.0	150.0	100.0	200.0	200.0	-	200.0	-	180.0	200.0
Encompass brand	100.0	103.7	107.7	111.5	28.0	76.9	112.5	112.0	105.7	82.0
Allstate Protection	88.8	86.8	87.0	101.5	75.9	85.1	94.1	96.5	91.0	87.8
Effect of catastrophe losses on combined ratio
Allstate brand	2.8	4.9	12.4	12.7	1.0	(0.3)	8.7	4.7	8.2	3.5
Esurance brand	-	-	-	-	-	-	-	-	-	-
Encompass brand	-	7.4	7.7	11.5	-	(3.8)	12.5	8.0	6.6	4.0
Effect of prior year reserve reestimates on combined ratio
Allstate brand	5.1	2.6	(3.4)	3.9	-	2.6	4.2	0.3	2.1	1.8
Esurance brand	-	-	-	-	-	-	-	-	-	-
Encompass brand	-	3.7	3.8	-	(40.0)	(11.5)	8.3	12.0	1.9	(8.0)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio
Allstate brand	-	(0.2)	(0.3)	(0.5)	(0.5)	(1.6)	(1.8)	(2.6)	(0.2)	(1.7)
Esurance brand	-	-	-	-	-	-	-	-	-	-
Encompass brand	-	-	-	-	(4.0)	0.1	-	4.0	-	-

(1)  Other personal lines include renter, condominium, landlord and other personal lines.

THE ALLSTATE CORPORATION

COMMERCIAL LINES PROFITABILITY MEASURES (1)

	Three months ended								Twelve months ended

	Dec.31,	Sept.30,	June30,	March31,	Dec.31,	Sept.30,	June30,	March31,	Dec.31,	Dec.31,
($ in millions)	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written	$126	$122	$130	$116	$119	$114	$121	$112	$494	$466

Net premiums earned	$125	$120	$121	$110	$115	$114	$113	$114	$476	$456

Incurred losses	$88	$72	$78	$81	$77	$70	$69	$61	$319	$277

Expenses	$41	$38	$35	$34	$37	$34	$33	$34	$148	$138

Underwriting (loss) income	$(4)	$10	$8	$(5)	$1	$10	$11	$19	$9	$41

Loss ratio	70.4	60.0	64.5	73.6	67.0	61.4	61.1	53.5	67.0	60.7
Expense ratio	32.8	31.7	28.9	30.9	32.1	29.8	29.2	29.8	31.1	30.3
Combined ratio	103.2	91.7	93.4	104.5	99.1	91.2	90.3	83.3	98.1	91.0

Effect of catastrophe losses on combined ratio	4.8	3.3	8.3	8.2	(1.7)	0.9	4.4	(1.8)	6.1	0.4

Effect of prior year reserve reestimates on combined ratio	(0.8)	(14.2)	(0.8)	(0.9)	0.9	(11.4)	(12.4)	(8.8)	(4.2)	(7.9)

Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	-	0.7	0.1	1.0	(0.8)	0.1	(4.5)	(2.7)	0.4	(2.0)

(1)  Commercial lines all represent Allstate Brand products.

THE ALLSTATE CORPORATION

OTHER BUSINESS LINES PROFITABILITY MEASURES (1)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
($ in millions)	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written	$176	$185	$180	$176	$157	$161	$151	$133	$717	$602

Net premiums earned	$140	$138	$131	$133	$126	$124	$115	$106	$542	$471

Incurred losses	$65	$70	$64	$63	$58	$60	$49	$47	$262	$214

Expenses	$63	$63	$52	$62	$58	$42	$53	$53	$240	$206

Underwriting income	$12	$5	$15	$8	$10	$22	$13	$6	$40	$51

Loss ratio	46.4	50.7	48.8	47.4	46.0	48.4	42.6	44.3	48.3	45.4
Expense ratio	45.0	45.7	39.7	46.6	46.1	33.9	46.1	50.0	44.3	43.8
Combined ratio	91.4	96.4	88.5	94.0	92.1	82.3	88.7	94.3	92.6	89.2

Effect of catastrophe losses on combined ratio	-	-	-	-	-	-	-	-	-	-

Effect of prior year reserve reestimates on combined ratio	(0.7)	-	-	-	-	-	(0.9)	(2.9)	(0.2)	(0.8)

Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	-	-	-	-	-	-	-	-	-	-

(1)   Other business lines include Allstate Roadside Services, Allstate Dealer Services and other business lines, which all represent Allstate Brand products.

THE ALLSTATE CORPORATION

 AUTO, HOMEOWNERS AND OTHER PERSONAL LINES UNDERLYING COMBINED RATIOS

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

Auto
Allstate brand underlying combined ratio	98.2	92.9	91.8	93.8	95.9	94.3	94.1	93.2	94.2	94.4
Effect of catastrophe losses on combined ratio	0.2	1.8	4.1	0.4	-	0.8	1.9	1.1	1.6	1.0
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(1.4)	(1.6)	(0.5)	(0.8)	(0.6)	(0.9)	(1.3)	(0.5)	(1.1)	(0.9)
Allstate brand combined ratio	97.0	93.1	95.4	93.4	95.3	94.2	94.7	93.8	94.7	94.5

Esurance brand underlying combined ratio	113.2	112.2	107.7	124.0	111.7	111.5	112.7	110.3	114.1	111.5
Effect of catastrophe losses on combined ratio	0.3	1.9	2.7	0.3	0.3	0.6	1.6	1.1	1.3	0.9
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(1.3)	(0.8)	(1.4)	(0.9)	-	-	-	-	(1.1)	-
Effect of amortization of purchased intangible assets on combined ratio	3.1	3.2	3.3	3.5	4.5	4.7	5.2	5.3	3.3	4.9
Esurance brand combined ratio	115.3	116.5	112.3	126.9	116.5	116.8	119.5	116.7	117.6	117.3

Encompass brand underlying combined ratio	106.7	104.2	107.4	104.3	110.3	106.3	106.3	109.0	105.6	108.0
Effect of catastrophe losses on combined ratio	-	3.0	9.3	0.6	(0.6)	1.9	0.6	(0.6)	3.2	0.3
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(0.6)	0.5	(3.1)	(4.3)	(4.5)	(7.6)	(2.5)	(2.6)	(1.8)	(4.3)
Encompass brand combined ratio	106.1	107.7	113.6	100.6	105.2	100.6	104.4	105.8	107.0	104.0

Homeowners
Allstate brand underlying combined ratio	61.0	60.0	60.2	65.8	60.7	61.8	62.7	65.8	61.7	62.7
Effect of catastrophe losses on combined ratio	3.8	22.0	38.7	21.3	7.1	4.7	32.5	18.7	21.4	15.6
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(1.2)	(0.8)	(0.3)	0.2	(1.2)	(1.2)	-	0.6	(0.6)	(0.4)
Allstate brand combined ratio	63.6	81.2	98.6	87.3	66.6	65.3	95.2	85.1	82.5	77.9

Encompass brand underlying combined ratio	73.0	84.6	77.5	72.7	72.8	73.0	72.4	81.0	77.0	74.7
Effect of catastrophe losses on combined ratio	4.8	36.6	46.7	25.6	1.8	13.5	23.8	12.0	28.2	12.6
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(3.2)	(7.4)	5.0	5.1	(1.8)	0.9	0.9	1.0	(0.3)	0.1
Encompass brand combined ratio	74.6	113.8	129.2	103.4	72.8	87.4	97.1	94.0	104.9	87.4

Other Personal Lines
Allstate brand underlying combined ratio	79.5	77.6	76.2	83.4	77.1	81.8	77.9	87.9	79.2	81.1
Effect of catastrophe losses on combined ratio	2.8	4.9	12.4	12.7	1.0	(0.3)	8.7	4.7	8.2	3.5
Effect of prior year non-catastrophe reserve reestimates on combined ratio	5.1	2.8	(3.1)	4.4	0.5	4.2	6.0	2.9	2.3	3.5
Allstate brand combined ratio	87.4	85.3	85.5	100.5	78.6	85.7	92.6	95.5	89.7	88.1

Encompass brand underlying combined ratio	100.0	92.6	96.2	100.0	64.0	92.3	91.7	96.0	97.2	86.0
Effect of catastrophe losses on combined ratio	-	7.4	7.7	11.5	-	(3.8)	12.5	8.0	6.6	4.0
Effect of prior year non-catastrophe reserve reestimates on combined ratio	-	3.7	3.8	-	(36.0)	(11.6)	8.3	8.0	1.9	(8.0)
Encompass brand combined ratio	100.0	103.7	107.7	111.5	28.0	76.9	112.5	112.0	105.7	82.0

THE ALLSTATE CORPORATION

ALLSTATE BRAND AUTO AND HOMEOWNERS UNDERLYING LOSS AND EXPENSE

	Three months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2014	2014	2014	2013	2013	2013	2013

Auto
Annualized average premium (1)	$879	$881	$877	$867	$865	$866	$863	$861
Underlying combined ratios	98.2	92.9	91.8	93.8	95.9	94.3	94.1	93.2
Average underlying loss (incurred pure premium) and expense *	$863	$818	$805	$813	$830	$817	$812	$802

Homeowners
Annualized average premium (1)	$1,065	$1,063	$1,051	$1,042	$1,036	$1,032	$1,000	$988
Underlying combined ratios	61.0	60.0	60.2	65.8	60.7	61.8	62.7	65.8
Average underlying loss (incurred pure premium) and expense	$650	$638	$633	$686	$629	$638	$627	$650

(1)            Calculated by annualizing net earned premium reported in the quarter divided by policies in force at quarter end.

THE ALLSTATE CORPORATION

HOMEOWNERS SUPPLEMENTAL INFORMATION

($ in millions)

	Twelve months ended December 31, 2014

							Premium rate changes (3)
								Annual impact of
					Effect of			rate changes
	Earned	Incurred		Catastrophe	catastrophes	Number of	Number of	on state specific
Primary Exposure Groupings (1)	premiums	losses	Loss ratios	losses	on loss ratio	catastrophes	locations	premiums written

Florida	$131	$75	57.3%	$2	1.5%
Other hurricane exposure states	3,631	2,027	55.8%	712	19.6%
Total hurricane exposure states (2)	3,762	2,102	55.9%	714	19.0%		15	3.4%
Other catastrophe exposure states (4)	3,142	2,033	64.7%	793	25.2%		28	7.7%

Total	$6,904	$4,135	59.8%	$1,507	21.8%	85	43	5.1%

	2005 to 2014 Historical Information
					Effect of
	Earned	Incurred		Catastrophe	catastrophes
Primary Exposure Groupings (1)	premiums	losses	Loss ratios	losses	on loss ratio

Florida	$1,133	$1,054	93.0%	$394	34.8%
Other hurricane exposure states	29,057	24,168	83.2%	11,519	39.6%
Total hurricane exposure states (2)	30,190	25,222	83.5%	11,913	39.5%
Other catastrophe exposure states	26,728	18,984	71.0%	6,699	25.1%

Total	$56,918	$44,206	77.7%	$18,612	32.7%

(1)        Basis of Presentation

This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines).  Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other).   Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes.  A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million, and involves multiple first party policyholders, or an event that produces a number of claims in excess of a preset per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2)        Hurricane exposure states include the following coastal locations:  Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3)        Represents the impact in the locations where rate changes were approved during the year as a percentage of total prior year-end premiums written in those locations.

(4)        Includes Canada.

THE ALLSTATE CORPORATION

CATASTROPHE LOSSES BY BRAND

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

Allstate brand
Auto	$9	$80	$178	$16	$1	$35	$79	$43	$283	$158
Homeowners	62	355	617	336	112	74	496	284	1,370	966
Other personal lines	11	19	48	49	4	(1)	33	18	127	54
Commercial lines	6	4	10	9	(2)	1	5	(2)	29	2
Other business lines	-	-	-	-	-	-	-	-	-	-
Total	88	458	853	410	115	109	613	343	1,809	1,180

Esurance brand
Auto	1	7	10	1	1	2	5	3	19	11
Homeowners	-	-	-	-	-	-	-	-	-	-
Other personal lines	-	-	-	-	-	-	-	-	-	-
Total	1	7	10	1	1	2	5	3	19	11

Encompass brand
Auto	-	5	15	1	(1)	3	1	(1)	21	2
Homeowners	6	45	56	30	2	15	25	12	137	54
Other personal lines	-	2	2	3	-	(1)	3	2	7	4
Total	6	52	73	34	1	17	29	13	165	60

Allstate Protection	$95	$517	$936	$445	$117	$128	$647	$359	$1,993	$1,251

Allstate Protection
Auto	$10	$92	$203	$18	$1	$40	$85	$45	$323	$171
Homeowners	68	400	673	366	114	89	521	296	1,507	1,020
Other personal lines	11	21	50	52	4	(2)	36	20	134	58
Commercial lines	6	4	10	9	(2)	1	5	(2)	29	2
Other business lines	-	-	-	-	-	-	-	-	-	-
	$95	$517	$936	$445	$117	$128	$647	$359	$1,993	$1,251

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO

($ in millions)

								Excludes the effect of
								catastrophe losses relating to
								earthquakes and hurricanes
	Effect of all catastrophe losses on the Property-Liability					Premiums	Total	Total	Effect on the
	combined ratio					earned	catastrophe	catastrophe	Property-Liability
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year	losses by year	combined ratio
2005	2.5	2.2	69.4	9.6	21.0	$27,039	$5,674	$460	1.7
2006	1.6	3.7	2.5	4.1	3.0	27,369	810	1,044	3.8
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409	1,336	4.9
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342	1,876	7.0
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069	2,159	8.2
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207	2,272	8.8
2011	5.2	36.2	16.7	1.0	14.7	25,942	3,815	3,298	12.7
2012	3.9	12.3	3.1	15.7	8.8	26,737	2,345	1,324	5.0
2013	5.3	9.4	1.8	1.7	4.5	27,618	1,251	1,352	4.9
2014	6.3	13.0	7.1	1.3	6.9	28,929	1,993	2,000	6.9

Average	5.3	11.5	14.4	5.7	9.2				6.3

THE ALLSTATE CORPORATION

CATASTROPHE BY SIZE OF EVENT

($ in millions)

Three months ended December 31, 2014
							Average
		Number		Claims and		Combined	catastrophe
Size of catastrophe		of events		claims expense		ratio impact	loss per event
Greater than $250 million		-	-%	$-	-%	-	$-
$101 million to $250 million		-	-	-	-	-	-
$50 million to $100 million		-	-	-	-	-	-
Less than $50 million		14	100.0	103	108.4	1.4	7
Total		14	100.0%	103	108.4	1.4	7
Prior year reserve reestimates				(1)	(1.0)	-
Prior quarter reserve reestimates				(7)	(7.4)	(0.1)
Total catastrophe losses				$95	100.0%	1.3

Twelve months ended December 31, 2014
							Average
		Number		Claims and		Combined	catastrophe
Size of catastrophe		of events		claims expense		ratio impact	loss per event
Greater than $250 million		2	2.3%	$548	27.5%	1.9	$274
$101 million to $250 million		2	2.3	235	11.7	0.8	118
$50 million to $100 million		5	5.9	402	20.2	1.4	80
Less than $50 million		76	89.5	765	38.4	2.7	10
Total		85	100.0%	1,950	97.8	6.8	23
Prior year reserve reestimates				43	2.2	0.1
Total catastrophe losses				$1,993	100.0%	6.9

2005 through 2014
	Principal						Average
	state with	Number		Claims and		Combined	catastrophe
Size of catastrophe	loss	of events		claims expense		ratio impact	loss per event
Greater than $250 million
Hurricane Katrina - 2005	LA			$3,555	14.3%	1.3	$3,555
Sandy - 2012	NY, NJ			1,071	4.3	0.4	1,071
Hurricane Rita - 2005	TX			891	3.6	0.3	891
Hurricane Ike - 2008	TX			837	3.4	0.3	837
Hurricane Wilma - 2005	FL			514	2.1	0.2	514
May 2011 Tornados	TX, OH, MO			459	1.8	0.2	459
Hurricane Irene - 2011	NY, NJ, MD			399	1.6	0.2	399
April 27th 2011 Tornados	AL			299	1.2	0.1	299
May 20 2014 Hail	PA, IL, CO			295	1.2	0.1	295
Arizona Hail - 2010	AZ			283	1.1	0.1	283
Hurricane Gustav - 2008	LA			268	1.0	0.1	268
Jan 2nd 2014 Freeze	GA, NY, PA			253	1.0	0.1	253
Greater than $250 million		12	1.4%	9,124	36.6	3.4	760
$101 million to $250 million		24	2.8	3,534	14.2	1.3	147
$50 million to $100 million		65	7.7	4,591	18.4	1.7	71
Less than $50 million		747	88.1	7,666	30.8	2.8	10
Total		848	100.0%	$24,915	100.0%	9.2	29

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF PRIOR YEAR RESERVE REESTIMATES ON THE COMBINED RATIO

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

Prior Year Reserve Reestimates (1)

Auto	$(75)	$(79)	$(36)	$(48)	$(44)	$(44)	$(79)	$(70)	$(238)	$(237)
Homeowners	(21)	(9)	41	18	(10)	(51)	15	41	29	(5)
Other personal lines	20	11	(12)	15	(10)	7	18	4	34	19
Commercial lines	(1)	(17)	(1)	(1)	1	(13)	(14)	(10)	(20)	(36)
Other business lines	(1)	-	-	-	-	-	(1)	(3)	(1)	(4)
Allstate Protection	(78)	(94)	(8)	(16)	(63)	(101)	(61)	(38)	(196)	(263)
Discontinued Lines and Coverages	2	105	2	3	1	135	3	3	112	142

Property-Liability	$(76)	$11	$(6)	$(13)	$(62)	$34	$(58)	$(35)	$(84)	$(121)

Allstate brand (2)	$(69)	$(85)	$(6)	$(11)	$(41)	$(86)	$(57)	$(36)	$(171)	$(220)
Esurance brand	(5)	(3)	(5)	(3)	-	-	-	-	(16)	-
Encompass brand (2)	(4)	(6)	3	(2)	(22)	(15)	(4)	(2)	(9)	(43)

Allstate Protection (2)	$(78)	$(94)	$(8)	$(16)	$(63)	$(101)	$(61)	$(38)	$(196)	$(263)

Effect of Prior Year Reserve Reestimates on Combined Ratio (1)(3)

Auto	(1.0)	(1.1)	(0.5)	(0.7)	(0.5)	(0.6)	(1.2)	(1.0)	(0.8)	(0.9)
Homeowners	(0.3)	(0.1)	0.6	0.3	(0.2)	(0.7)	0.2	0.6	0.1	-
Other personal lines	0.3	0.2	(0.2)	0.2	(0.2)	0.1	0.3	-	0.1	-
Commercial lines	-	(0.3)	-	-	-	(0.2)	(0.2)	(0.2)	(0.1)	(0.1)
Other business lines	-	-	-	-	-	-	-	-	-	-
Allstate Protection	(1.0)	(1.3)	(0.1)	(0.2)	(0.9)	(1.4)	(0.9)	(0.6)	(0.7)	(1.0)
Discontinued Lines and Coverages	-	1.4	-	-	-	1.9	0.1	-	0.4	0.6

Property-Liability	(1.0)	0.1	(0.1)	(0.2)	(0.9)	0.5	(0.8)	(0.6)	(0.3)	(0.4)

Allstate brand (2)	(0.9)	(1.2)	(0.1)	(0.2)	(0.6)	(1.2)	(0.8)	(0.5)	(0.6)	(0.8)
Esurance brand	-	-	(0.1)	-	-	-	-	-	-	-
Encompass brand (2)	(0.1)	(0.1)	0.1	-	(0.3)	(0.2)	(0.1)	(0.1)	(0.1)	(0.2)

Allstate Protection (2)	(1.0)	(1.3)	(0.1)	(0.2)	(0.9)	(1.4)	(0.9)	(0.6)	(0.7)	(1.0)

(1)            Favorable reserve reestimates are shown in parentheses.

(2)            Unfavorable (favorable) reserve reestimates included in catastrophe losses for Allstate brand, Encompass brand and Allstate Protection totaled $(2) million, $1 million and $(1) million and $0 million, $(4) million and $(4) million, respectively, in the three months ended December 31, 2014 and 2013, respectively.  Unfavorable (favorable) reserve reestimates included in catastrophe losses for Allstate brand, Encompass brand and Allstate Protection totaled $41 million, $2 million and $43 million and $(79) million, $(9) million and $(88) million, respectively, in the twelve months ended December 31, 2014 and 2013, respectively.

(3)            Calculated using Property-Liability premiums earned for the respective period.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

HISTORICAL PRIOR YEAR RESERVE REESTIMATES (1)

($ in millions)

	Twelve months ended December 31,

	2014	2013	2012	2011	2010

Allstate brand	$(171)	$(220)	$(671)	$(371)	$(181)
Esurance brand	(16)	-	-	-	-
Encompass brand	(9)	(43)	(45)	15	(6)

Allstate Protection	(196)	(263)	(716)	(356)	(187)

Discontinued Lines and Coverages	112	142	51	21	28

Property-Liability	$(84)	$(121)	$(665)	$(335)	$(159)

Effect of Property-Liability prior year reserve reestimates on the combined ratio	(0.3)	(0.4)	(2.5)	(1.3)	(0.6)

(1) Favorable reserve reestimates are shown in parentheses.

THE ALLSTATE CORPORATION

HISTORICAL PROPERTY-LIABILITY LOSS RESERVES

($ in millions)

	Twelve months ended December 31,

	2014	2013	2012	2011	2010
(net of reinsurance)

Net reserve for claims and claims expense, beginning of year	$17,193	$17,278	$17,787	$17,396	$17,028
Acquisitions	-	-	(13)	425	-
Claims and claims expense
Provision attributable to the current year	19,512	18,032	19,149	20,496	19,110
Change in provision attributable to prior years (1)	(84)	(121)	(665)	(335)	(159)
Total claims and claims expense	19,428	17,911	18,484	20,161	18,951

Payments
Claims and claims expense attributable to current year	(12,924)	(11,658)	(12,545)	(13,893)	(12,012)
Claims and claims expense attributable to prior years	(6,468)	(6,338)	(6,435)	(6,302)	(6,571)
Total payments	(19,392)	(17,996)	(18,980)	(20,195)	(18,583)

Net reserve for claims and claims expense, end of year (2)	$17,229	$17,193	$17,278	$17,787	$17,396

Percent change in loss reserves	0.2%	(0.5)%	(2.9)%	2.2%	2.2%

(1) Reserve reestimates due to:
Asbestos and environmental claims	$102	$104	$48	$26	$23
All other property-liability claims	(186)	(225)	(713)	(361)	(182)
Change in pre-tax reserve	$(84)	$(121)	$(665)	$(335)	$(159)

(2)                    Net reserves for claims and claims expense are net of expected reinsurance recoveries of $5.69 billion, $4.66 billion, $4.01 billion, $2.59 billion and $2.07 billion at December 31, 2014, 2013, 2012, 2011 and 2010, respectively.

THE ALLSTATE CORPORATION

ASBESTOS AND ENVIRONMENTAL RESERVES

($ in millions)

	Three months ended				Twelve months ended December 31,

	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2014	2014	2014	2014	2013	2012	2011	2010	2009
(net of reinsurance)

Asbestos claims
Beginning reserves	$1,045	$976	$993	$1,017	$1,017	$1,026	$1,078	$1,100	$1,180	$1,228
Incurred claims and claims expense	-	87	-	-	87	74	26	26	5	(8)
Claims and claims expense paid	(31)	(18)	(17)	(24)	(90)	(83)	(78)	(48)	(85)	(40)
Ending reserves	$1,014	$1,045	$976	$993	$1,014	$1,017	$1,026	$1,078	$1,100	$1,180

Claims and claims expense paid as a percent of ending reserves	3.1%	1.7%	1.7%	2.4%	8.9%	8.2%	7.6%	4.5%	7.7%	3.4%

Environmental claims
Beginning reserves	$211	$201	$204	$208	$208	$193	$185	$201	$198	$195
Incurred claims and claims expense	-	15	-	-	15	30	22	-	18	13
Claims and claims expense paid	(8)	(5)	(3)	(4)	(20)	(15)	(14)	(16)	(15)	(10)
Ending reserves	$203	$211	$201	$204	$203	$208	$193	$185	$201	$198

Claims and claims expense paid as a percent of ending reserves	3.9%	2.4%	1.5%	2.0%	9.9%	7.2%	7.3%	8.6%	7.5%	5.1%

THE ALLSTATE CORPORATION

ALLSTATE PERSONAL LINES-AUTO, HOMEOWNERS AND OTHER PERSONAL LINES PROFITABILITY MEASURES (1)

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written
Auto	$4,347	$4,490	$4,375	$4,292	$4,147	$4,280	$4,170	$4,155	$17,504	$16,752
Homeowners	1,598	1,831	1,765	1,342	1,549	1,779	1,693	1,268	6,536	6,289

Landlord	140	147	137	126	138	143	135	124	550	540
Renter	64	79	72	59	58	69	59	53	274	239
Condominium	57	62	61	48	52	58	55	45	228	210
Other	115	138	146	118	120	147	157	126	517	550
Other personal lines	376	426	416	351	368	417	406	348	1,569	1,539

Total	6,321	6,747	6,556	5,985	6,064	6,476	6,269	5,771	25,609	24,580

Net premiums earned
Auto	$4,376	$4,352	$4,297	$4,209	$4,186	$4,165	$4,133	$4,094	$17,234	$16,578
Homeowners	1,625	1,616	1,594	1,580	1,574	1,568	1,525	1,516	6,415	6,183
Other personal lines	390	389	387	385	384	384	380	379	1,551	1,527
Total	6,391	6,357	6,278	6,174	6,144	6,117	6,038	5,989	25,200	24,288

Incurred losses
Auto	$3,103	$2,964	$3,011	$2,858	$2,876	$2,857	$2,843	$2,774	$11,936	$11,350
Homeowners	634	930	1,212	994	656	645	1,084	914	3,770	3,299
Other personal lines	223	229	226	279	187	221	239	247	957	894
Total	3,960	4,123	4,449	4,131	3,719	3,723	4,166	3,935	16,663	15,543

Expenses
Auto	$1,140	$1,088	$1,089	$1,075	$1,114	$1,068	$1,069	$1,068	$4,392	$4,319
Homeowners	399	382	359	385	393	379	368	376	1,525	1,516
Other personal lines	118	103	105	108	115	108	113	115	434	451
Total	1,657	1,573	1,553	1,568	1,622	1,555	1,550	1,559	6,351	6,286

Underwriting income (loss)
Auto	$133	$300	$197	$276	$196	$240	$221	$252	$906	$909
Homeowners	592	304	23	201	525	544	73	226	1,120	1,368
Other personal lines	49	57	56	(2)	82	55	28	17	160	182
Total	774	661	276	475	803	839	322	495	2,186	2,459

Loss ratio	62.0	64.9	70.9	66.9	60.5	60.9	69.0	65.7	66.1	64.0
Expense ratio	25.9	24.7	24.7	25.4	26.4	25.4	25.7	26.0	25.2	25.9
Combined ratio	87.9	89.6	95.6	92.3	86.9	86.3	94.7	91.7	91.3	89.9

Effect of catastrophe losses on combined ratio	1.3	7.1	13.4	6.5	1.9	1.8	10.1	5.8	7.1	4.9

Effect of prior year reserve reestimates on combined ratio	(1.0)	(1.1)	(0.1)	(0.2)	(0.7)	(1.2)	(0.7)	(0.4)	(0.6)	(0.7)

Underlying combined ratio	87.6	83.6	82.8	86.0	85.7	85.2	85.1	85.9	85.0	85.5
Effect of catastrophe losses	1.3	7.1	13.4	6.5	1.9	1.8	10.1	5.8	7.1	4.9
Effect of prior year non-catastrophe reserve reestimates	(1.0)	(1.1)	(0.6)	(0.2)	(0.7)	(0.7)	(0.5)	-	(0.8)	(0.5)
Combined ratio	87.9	89.6	95.6	92.3	86.9	86.3	94.7	91.7	91.3	89.9

Policies in Force (in thousands)
Auto	19,916	19,751	19,605	19,413	19,362	19,247	19,155	19,020	19,916	19,362
Homeowners	6,106	6,082	6,069	6,063	6,077	6,077	6,097	6,136	6,106	6,077
Other personal lines	4,107	4,084	4,052	4,032	4,024	4,014	4,015	4,024	4,107	4,024
Excess and surplus	27	26	25	23	22	20	18	15	27	22
Total	30,156	29,943	29,751	29,531	29,485	29,358	29,285	29,195	30,156	29,485

(1)    Allstate Personal Lines comprise Allstate brand auto, homeowners and other personal lines. Allstate Protection segment comprises Allstate Personal Lines and Emerging Businesses.

THE ALLSTATE CORPORATION

EMERGING BUSINESSES - ESURANCE, ENCOMPASS, COMMERCIAL LINES, OTHER BUSINESS LINES AND ANSWER FINANCIAL PROFITABILITY MEASURES

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written
Esurance	$359	$408	$340	$406	$315	$358	$295	$342	$1,513	$1,310
Encompass	310	343	341	286	295	329	315	267	1,280	1,206
Commercial lines	126	122	130	116	119	114	121	112	494	466

Allstate Roadside Services	86	96	94	97	88	91	88	82	373	349
Allstate Dealer Services	90	89	86	79	69	70	63	51	344	253
Other business lines	176	185	180	176	157	161	151	133	717	602

Total	971	1,058	991	984	886	962	882	854	4,004	3,584

Net premiums earned
Esurance	$381	$373	$366	$343	$335	$322	$309	$281	$1,463	$1,247
Encompass	317	318	308	304	294	295	287	280	1,247	1,156
Commercial lines	125	120	121	110	115	114	113	114	476	456
Other business lines	140	138	131	133	126	124	115	106	542	471
Total	963	949	926	890	870	855	824	781	3,728	3,330

Incurred losses
Esurance	$302	$285	$276	$260	$266	$251	$247	$215	$1,123	$979
Encompass	200	254	273	221	162	188	207	199	948	756
Commercial lines	88	72	78	81	77	70	69	61	319	277
Other business lines	65	70	64	63	58	60	49	47	262	214
Total	655	681	691	625	563	569	572	522	2,652	2,226

Expenses
Esurance	$138	$150	$135	$176	$125	$125	$123	$113	$599	$486
Encompass	95	95	94	91	91	88	87	87	375	353
Commercial lines	41	38	35	34	37	34	33	34	148	138
Other business lines	63	63	52	62	58	42	53	53	240	206
Answer Financial	4	4	3	2	4	5	5	5	13	19
Total	341	350	319	365	315	294	301	292	1,375	1,202

Underwriting income (loss)
Esurance	$(59)	$(62)	$(45)	$(93)	$(56)	$(54)	$(61)	$(47)	$(259)	$(218)
Encompass	22	(31)	(59)	(8)	41	19	(7)	(6)	(76)	47
Commercial lines	(4)	10	8	(5)	1	10	11	19	9	41
Other business lines	12	5	15	8	10	22	13	6	40	51
Answer Financial	(4)	(4)	(3)	(2)	(4)	(5)	(5)	(5)	(13)	(19)
Total	(33)	(82)	(84)	(100)	(8)	(8)	(49)	(33)	(299)	(98)

Loss ratio	68.0	71.7	74.6	70.2	64.7	66.5	69.4	66.8	71.1	66.8
Expense ratio	35.4	36.9	34.5	41.0	36.2	34.4	36.5	37.4	36.9	36.1
Combined ratio	103.4	108.6	109.1	111.2	100.9	100.9	105.9	104.2	108.0	102.9

Effect of catastrophe losses on combined ratio	1.3	6.6	10.0	4.9	-	2.3	4.7	1.8	5.7	2.2

Effect of prior year reserve reestimates on combined ratio	(1.2)	(2.7)	(0.3)	(0.7)	(2.4)	(3.3)	(2.3)	(1.9)	(1.2)	(2.5)

Effect of amortization of purchased intangible assets (1)	1.8	1.8	1.9	1.9	2.6	2.5	2.4	2.6	1.8	2.5

Underlying combined ratio	101.6	103.2	97.6	105.1	100.1	99.3	100.1	101.2	101.8	100.2
Effect of catastrophe losses	1.3	6.6	10.0	4.9	-	2.3	4.7	1.8	5.7	2.2
Effect of prior year non-catastrophe reserve reestimates	(1.3)	(3.0)	(0.4)	(0.7)	(1.8)	(3.2)	(1.3)	(1.4)	(1.3)	(2.0)
Effect of amortization of purchased intangible assets	1.8	1.8	1.9	1.9	2.6	2.5	2.4	2.6	1.8	2.5
Combined ratio	103.4	108.6	109.1	111.2	100.9	100.9	105.9	104.2	108.0	102.9

Policies in Force (in thousands)
Esurance	1,470	1,449	1,431	1,402	1,306	1,270	1,218	1,158	1,470	1,306
Encompass	1,277	1,280	1,276	1,261	1,255	1,241	1,217	1,191	1,277	1,255
Commercial lines	325	320	313	305	301	295	291	286	325	301
Other business lines	948	958	972	991	989	996	997	1,001	948	989
Total	4,020	4,007	3,992	3,959	3,851	3,802	3,723	3,636	4,020	3,851

(1)      Relates to the acquisition of Northeast Agency in 2013.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL RESULTS (1)

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

Premiums	$312	$308	$312	$327	$332	$306	$307	$303	$1,259	$1,248
Contract charges	208	204	206	280	278	278	272	276	898	1,104
Net investment income	480	473	538	640	637	633	633	635	2,131	2,538
Periodic settlements and accruals on non-hedge derivative instruments	-	-	(1)	-	-	2	5	10	(1)	17
Contract benefits	(431)	(433)	(413)	(488)	(490)	(498)	(471)	(458)	(1,765)	(1,917)
Interest credited to contractholder funds	(199)	(200)	(208)	(291)	(301)	(302)	(315)	(336)	(898)	(1,254)
Amortization of deferred policy acquisition costs	(60)	(56)	(65)	(74)	(80)	(109)	(65)	(76)	(255)	(330)
Operating costs and expenses	(121)	(115)	(112)	(118)	(145)	(132)	(140)	(148)	(466)	(565)
Restructuring and related charges	-	1	(1)	(2)	-	(4)	(1)	(2)	(2)	(7)
Income tax expense on operations	(61)	(57)	(91)	(85)	(71)	(47)	(68)	(60)	(294)	(246)

Operating income	128	125	165	189	160	127	157	144	607	588

Realized capital gains and losses, after-tax	81	19	(6)	-	9	(12)	37	12	94	46
Valuation changes on embedded derivatives that are not hedged, after-tax	(3)	2	(3)	(11)	(3)	(10)	3	(6)	(15)	(16)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	(3)	-	-	(3)	1	(4)	1	(3)	(5)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	-	7	-	-	-	7
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	1	-	-	(1)	(4)	(6)	1	(11)
Gain (loss) on disposition of operations, after-tax (2)	2	(27)	(12)	(16)	(44)	(472)	1	1	(53)	(514)

Net income (loss) available to common shareholders	$208	$116	$145	$162	$119	$(360)	$190	$146	$631	$95

(1)                 Refer to pages 42 and 43 for further details related to the impact of LBL on comparison of Allstate Financial results.

(2)                 Included loss on disposition of LBL of $1 million, pre-tax, ($0 million, after-tax), $28 million, pre-tax, ($29 million, after-tax), $11 million, pre-tax, ($13 million, after-tax), $61 million, pre-tax, ($18 million, after-tax), $46 million, pre-tax, ($46 million, after-tax) and $652 million, pre-tax, ($475 million, after-tax) for three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively, and $101 million, pre-tax, ($60 million, after-tax) and $698 million, pre-tax, ($521 million, after-tax) in 2014 and 2013, respectively.

THE ALLSTATE CORPORATION

HISTORICAL ALLSTATE FINANCIAL RESULTS

($ in millions)

	As of or for the Year Ended December 31,

	2014		2013	2012	2011	2010

Premiums	$1,259		$1,248	$1,168	$1,190	$1,138
Contract charges	898		1,104	1,073	1,048	1,030
Net investment income	2,131		2,538	2,647	2,716	2,853
Periodic settlements and accruals on non-hedge derivative instruments	(1)		17	55	70	51
Contract benefits	(1,765)		(1,917)	(1,818)	(1,761)	(1,815)
Interest credited to contractholder funds	(898)		(1,254)	(1,434)	(1,617)	(1,798)
Amortization of deferred policy acquisition costs	(255)		(330)	(350)	(343)	(236)
Operating costs and expenses	(466)		(565)	(576)	(555)	(568)
Restructuring and related charges	(2)		(7)	-	(1)	3
Income tax expense on operations	(294)		(246)	(236)	(240)	(214)

Operating income	607		588	529	507	444

Realized capital gains and losses, after-tax	94		46	(8)	250	(337)
Valuation changes on embedded derivatives that are not hedged, after-tax	(15)		(16)	82	(12)	-
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(3)		(5)	(42)	(108)	(29)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-		7	4	3	(12)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1		(11)	(36)	(45)	(33)
(Loss) gain on disposition of operations, after-tax	(53)		(514)	12	(5)	9

Net income	$631		$95	$541	$590	$42

Life insurance in force, net of reinsurance	$328,027	(1)	$346,202	$326,169	$306,397	$294,149

(1)   Estimated using the most available information. The decline in 2014 is related to the sale of LBL.

THE ALLSTATE CORPORATION

IMPACT OF LBL ON COMPARISON OF ALLSTATE FINANCIAL RESULTS (1)

($ in millions)

	Three months ended					Twelve months ended

	Dec. 31,	Dec. 31,		Q4 2013	Change	Dec. 31,	Dec. 31,		Q2-Q4 2013	Change
	2014	2013	Change	LBL results	excl.LBL	2014	2013	Change	LBL results	excl.LBL

Premiums and contract charges	$520	$610	$(90)	$89	$(1)	$2,157	$2,352	$(195)	$254	$59
Net investment income	480	637	(157)	126	(31)	2,131	2,538	(407)	397	(10)
Periodic settlements and accruals on non-hedge derivative instruments	-	-	-	-	-	(1)	17	(18)	-	(18)
Contract benefits	(431)	(490)	59	(46)	13	(1,765)	(1,917)	152	(173)	(21)
Interest credited to contractholder funds	(199)	(301)	102	(83)	19	(898)	(1,254)	356	(248)	108
Amortization of deferred policy acquisition costs	(60)	(80)	20	(17)	3	(255)	(330)	75	(6)	69
Operating costs and expenses	(121)	(145)	24	(7)	17	(466)	(565)	99	(31)	68
Restructuring and related charges	-	-	-	-	-	(2)	(7)	5	-	5
Income tax expense on operations	(61)	(71)	10	(21)	(11)	(294)	(246)	(48)	(66)	(114)

Operating income	128	160	(32)	41	9	607	588	19	127	146

Realized capital gains and losses, after-tax	81	9	72	-	72	94	46	48	-	48
Valuation changes on embedded derivatives that are not hedged, after-tax	(3)	(3)	-	(6)	(6)	(15)	(16)	1	(16)	(15)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	(3)	3	(1)	2	(3)	(5)	2	(1)	1
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	-	-	7	(7)	6	(1)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	-	1	(11)	12	-	12
Gain (loss) on disposition of operations, after-tax	2	(44)	46	-	46	(53)	(514)	461	-	461

Net income available to common shareholders	$208	$119	$89	$34	$123	$631	$95	$536	$116	$652

(1)            As a result of LBL disposition on April 1, 2014,  Allstate Financial results no longer include LBL beginning in the second quarter of 2014. To assist with comparison of Allstate Financial results between periods, estimated results of LBL business for the second through fourth quarter of 2013 were excluded in this presentation.

THE ALLSTATE CORPORATION

ESTIMATED RESULTS OF DISPOSED LBL BUSINESS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Premiums and contract charges	$85	$89	$83	$82	$87
Net investment income (1) (2)	126	126	135	136	141
Contract benefits	(65)	(46)	(65)	(62)	(44)
Interest credited to contractholder funds	(80)	(83)	(80)	(85)	(97)
Amortization of deferred policy acquisition costs	(6)	(17)	22	(11)	(23)
Operating costs and expenses	(8)	(7)	(11)	(13)	(16)
Income tax expense on operations	(18)	(21)	(29)	(16)	(16)

Operating income	34	41	55	31	32

Realized capital gains and losses, after-tax	-	-	-	-	-
Valuation changes of equity-indexed annuity forward starting options, after-tax	(6)	(6)	(8)	(2)	(6)
DAC and DSI amortization relating to non-operating items, after tax	-	(1)	1	(1)	1
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	6	-	-

Net income	$28	$34	$54	$28	$27

Benefit spread	$(1)	$19	$(4)	$(4)	$15
Investment spread	46	43	55	51	44
Surrender charges and contract maintenance expense fees	21	24	22	24	28

(1)                 Net investment income included investment expenses of $5 million in each quarter of 2013 and $4 million in first quarter 2014.  These expenses are not expected to be eliminated in connection with the LBL sale.

(2)                 The loss on disposition relating to the LBL sale is not included in LBL’s results.

ALLSTATE FINANCIAL

RETURN ON ATTRIBUTED EQUITY

($ in millions)

	Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2014	2014	2014	2013	2013	2013	2013
Return on Attributed Equity

Numerator:

Net income available to common shareholders (1)	$631	$542	$66	$111	$95	$142	$633	$575

Denominator:

Beginning attributed equity (2)	$7,273	$7,819	$8,224	$8,617	$8,446	$8,291	$7,737	$7,475
Ending attributed equity	7,672	7,356	7,262	7,812	7,273	7,819	8,224	8,617

Average attributed equity (3)	$7,473	$7,588	$7,743	$8,215	$7,860	$8,055	$7,981	$8,046

Return on attributed equity	8.4%	7.1%	0.9%	1.4%	1.2%	1.8%	7.9%	7.1%

Operating Income Return on Attributed Equity

Numerator:
Operating income (1)	$607	$639	$641	$633	$588	$572	$542	$523

Denominator:

Beginning attributed equity (2)	$7,273	$7,819	$8,224	$8,617	$8,446	$8,291	$7,737	$7,475
Unrealized net capital gains and losses	946	1,076	1,120	1,702	1,678	1,666	1,240	1,073
Adjusted beginning attributed equity	6,327	6,743	7,104	6,915	6,768	6,625	6,497	6,402

Ending attributed equity	7,672	7,356	7,262	7,812	7,273	7,819	8,224	8,617
Unrealized net capital gains and losses	1,420	1,305	1,285	1,280	946	1,076	1,120	1,702
Adjusted ending attributed equity	6,252	6,051	5,977	6,532	6,327	6,743	7,104	6,915

Average adjusted attributed equity (3)	$6,290	$6,397	$6,541	$6,724	$6,548	$6,684	$6,801	$6,659

Operating income return on attributed equity	9.7%	10.0%	9.8%	9.4%	9.0%	8.6%	8.0%	7.9%

(1)                 Net income available to common shareholders and operating income reflect a trailing twelve-month period.

(2)                 Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation.

(3)                 Average attributed equity and average adjusted attributed equity are determined using a two-point average, with the beginning and ending attributed equity and adjusted attributed equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT

Underwritten Products
Traditional life insurance premiums	$133	$126	$125	$127	$136	$120	$119	$116	$511	$491
Accident and health insurance premiums	180	182	187	195	181	180	179	180	744	720
Interest-sensitive life insurance contract charges	203	200	202	274	273	272	268	273	879	1,086
	516	508	514	596	590	572	566	569	2,134	2,297
Annuities
Immediate annuities with life contingencies premiums	(1)	-	-	5	15	6	9	7	4	37
Other fixed annuity contract charges	5	4	4	6	5	6	4	3	19	18
	4	4	4	11	20	12	13	10	23	55
Total	$520	$512	$518	$607	$610	$584	$579	$579	$2,157	$2,352

PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL

Allstate agencies (1)	$294	$288	$285	$291	$294	$283	$281	$276	$1,158	$1,134
Workplace enrolling agents	198	198	203	204	195	195	189	188	803	767
Other (2)	28	26	30	112	121	106	109	115	196	451
Total	$520	$512	$518	$607	$610	$584	$579	$579	$2,157	$2,352

PREMIUMS AND CONTRACT CHARGES - BY PRODUCT INCLUDED IN LINCOLN BENEFIT LIFE COMPANY SALE (3)

Underwritten Products
Traditional life insurance premiums	$-	$-	$-	$6	$7	$4	$6	$5	$6	$22
Accident and health insurance premiums	-	-	-	6	7	6	5	6	6	24
Interest-sensitive life insurance contract charges	-	-	-	71	73	71	70	74	71	288
	-	-	-	83	87	81	81	85	83	334
Annuities
Immediate annuities with life contingencies premiums	-	-	-	-	-	-	-	-	-	-
Other fixed annuity contract charges	-	-	-	2	2	2	1	2	2	7
	-	-	-	2	2	2	1	2	2	7
Total	$-	$-	$-	$85	$89	$83	$82	$87	$85	$341

ISSUED LIFE INSURANCE POLICIES BY DISTRIBUTION CHANNEL(4)

Allstate agencies (1)	39,355	33,483	32,625	31,220	42,286	35,537	34,074	36,421	136,683	148,318
Other	-	-	-	-	146	447	618	879	-	2,090
Total	39,355	33,483	32,625	31,220	42,432	35,984	34,692	37,300	136,683	150,408

ALLSTATE BENEFITS NEW BUSINESS WRITTEN PREMIUMS (5)	$183	$63	$58	$52	$164	$59	$64	$52	$356	$339

(1)            Includes products directly sold through call centers and internet.

(2)            Primarily represents independent master brokerage agencies, and to a lesser extent, specialized brokers.

(3)            Amounts are included in section above. On April 1, 2014, the sale of LBL was completed.

(4)            Excludes Allstate Benefits and non-proprietary products.

(5)            New business written premiums reflect annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts), reduced by an estimate for certain policies that are expected to lapse. A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients’ annual employee benefits enrollment.

THE ALLSTATE CORPORATION

CHANGE IN CONTRACTHOLDER FUNDS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

Contractholders funds, beginning balance	$22,848	$23,472	$23,989	$24,304	$24,476	$36,357	$38,807	$39,319	$24,304	$39,319
Contractholders funds classified as held for sale, beginning balance	-	-	10,661	10,945	11,283	-	-	-	10,945	-
Total contractholders funds, including those classified as held for sale	22,848	23,472	34,650	35,249	35,759	36,357	38,807	39,319	35,249	39,319

Deposits
Interest-sensitive life insurance	248	247	246	318	334	330	328	386	1,059	1,062
Fixed annuities	43	48	56	127	276	218	281	287	274	1,378
Total deposits	291	295	302	445	610	548	609	673	1,333	2,440

Interest credited	202	197	212	308	310	321	314	350	919	1,295

Benefits, withdrawals, maturities and other adjustments
Benefits	(242)	(286)	(289)	(380)	(349)	(392)	(399)	(395)	(1,197)	(1,535)
Surrenders and partial withdrawals	(377)	(630)	(554)	(712)	(756)	(807)	(845)	(891)	(2,273)	(3,299)
Maturities of and interest payments on institutional products	(1)	(1)	-	-	-	(1)	(1,797)	(1)	(2)	(1,799)
Contract charges	(204)	(197)	(199)	(281)	(282)	(279)	(274)	(277)	(881)	(1,112)
Net transfers from separate accounts	1	2	1	3	4	2	5	1	7	12
Other adjustments	11	(4)	11	18	(47)	10	(63)	28	36	(72)
Total benefits, withdrawals, maturities and other adjustments	(812)	(1,116)	(1,030)	(1,352)	(1,430)	(1,467)	(3,373)	(1,535)	(4,310)	(7,805)
Contractholder funds sold in LBL disposition	-	-	(10,662)	-	-	-	-	-	(10,662)	(10,945)
Contractholder funds classified as held for sale, ending balance	-	-	-	(10,661)	(10,945)	(11,283)	-	-	-	-

Contractholder funds, ending balance	$22,529	$22,848	$23,472	$23,989	$24,304	$24,476	$36,357	$38,807	$22,529	$24,304

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL ANALYSIS OF NET INCOME

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

Benefit spread
Premiums	$312	$308	$312	$327	$332	$306	$307	$303	$1,259	$1,248
Cost of insurance contract charges (1)	136	135	135	187	184	182	179	180	593	725
Contract benefits excluding the implied interest on immediate annuities with life contingencies (2)	(301)	(302)	(283)	(358)	(359)	(365)	(341)	(325)	(1,244)	(1,390)
Total benefit spread	147	141	164	156	157	123	145	158	608	583

Investment spread
Net investment income	480	473	538	640	637	633	633	635	2,131	2,538
Implied interest on immediate annuities with life contingencies (2)	(130)	(131)	(130)	(130)	(131)	(133)	(130)	(133)	(521)	(527)
Interest credited to contractholder funds	(202)	(198)	(212)	(307)	(305)	(317)	(311)	(345)	(919)	(1,278)
Total investment spread	148	144	196	203	201	183	192	157	691	733

Surrender charges and contract maintenance expense fees (1)	72	69	71	93	94	96	93	96	305	379
Realized capital gains and losses	125	28	(10)	1	14	(16)	57	19	144	74
Amortization of deferred policy acquisition costs	(62)	(58)	(66)	(74)	(85)	(97)	(71)	(75)	(260)	(328)
Operating costs and expenses	(121)	(115)	(112)	(118)	(145)	(132)	(140)	(148)	(466)	(565)
Restructuring and related charges	-	1	(1)	(2)	-	(4)	(1)	(2)	(2)	(7)
Gain (loss) on disposition of operations	3	(26)	(8)	(59)	(44)	(646)	1	2	(90)	(687)
Income tax (expense) benefit	(104)	(68)	(89)	(38)	(73)	133	(86)	(61)	(299)	(87)

Net income (loss) available to common shareholders	$208	$116	$145	$162	$119	$(360)	$190	$146	$631	$95

Benefit spread by product group
Life insurance	$72	$72	$86	$74	$101	$60	$75	$86	$304	$322
Accident and health insurance	91	99	97	102	78	85	86	89	389	338
Annuities	(16)	(30)	(19)	(20)	(22)	(22)	(16)	(17)	(85)	(77)
Total benefit spread	$147	$141	$164	$156	$157	$123	$145	$158	$608	$583

Investment spread by product group
Annuities and institutional products	$58	$54	$98	$110	$95	$100	$88	$59	$320	$342
Life insurance	24	23	26	30	28	25	25	27	103	105
Accident and health insurance	4	4	4	7	6	6	7	6	19	25
Net investment income on investments supporting capital	65	61	72	73	75	69	67	74	271	285
Investment spread before valuation changes on embedded derivatives that are not hedged	151	142	200	220	204	200	187	166	713	757
Valuation changes on derivatives embedded in equity- indexed annuity contracts that are not hedged	(3)	2	(4)	(17)	(3)	(17)	5	(9)	(22)	(24)
Total investment spread	$148	$144	$196	$203	$201	$183	$192	$157	$691	$733

(1) Reconciliation of contract charges
Cost of insurance contract charges	$136	$135	$135	$187	$184	$182	$179	$180	$593	$725
Surrender charges and contract maintenance expense fees	72	69	71	93	94	96	93	96	305	379
Total contract charges	$208	$204	$206	$280	$278	$278	$272	$276	$898	$1,104

(2) Reconciliation of contract benefits
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$(301)	$(302)	$(283)	$(358)	$(359)	$(365)	$(341)	$(325)	$(1,244)	$(1,390)
Implied interest on immediate annuities with life contingencies	(130)	(131)	(130)	(130)	(131)	(133)	(130)	(133)	(521)	(527)
Total contract benefits	$(431)	$(433)	$(413)	$(488)	$(490)	$(498)	$(471)	$(458)	$(1,765)	$(1,917)

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended December 31, 2014			Three months ended December 31, 2013 (1)

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.1%	4.0%	1.1%	5.2%	3.9%	1.3%
Deferred fixed annuities and institutional products	4.5	2.9	1.6	4.2	2.9	1.3
Immediate fixed annuities with and without life contingencies	7.0	6.0	1.0	7.8	6.0	1.8
Investments supporting capital, traditional life and other products	4.3	n/a	n/a	4.1	n/a	n/a

	Twelve months ended December 31, 2014 (1)			Twelve months ended December 31, 2013 (1)

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.3%	3.9%	1.4%	5.1%	3.8%	1.3%
Deferred fixed annuities and institutional products	4.5	2.9	1.6	4.5	2.9	1.6
Immediate fixed annuities with and without life contingencies	7.3	6.0	1.3	6.9	6.0	0.9
Investments supporting capital, traditional life and other products	4.4	n/a	n/a	4.0	n/a	n/a

(1) For purposes of these calculations, investments, reserves and contractholder funds classified as held for sale were included for periods prior to April 1, 2014.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL SUPPLEMENTAL PRODUCT INFORMATION

($ in millions)

	As of December 31, 2014		Twelve months ended December 31, 2014	Operating income return on attributed equity (%)
		Attributed equity		Twelve months ended
	Reserves and	excluding unrealized		Dec.	Sept.	June	March	Dec.	Sept.	June	March
	Contractholder funds	capital gains/losses (3)(4)	Operating income (5)	2014	2014	2014	2014	2013	2013	2013	2013

Underwritten products
Life insurance	$10,500	$2,284	$268	11.0%	11.7%	8.9%	9.0%	9.4%	8.4%	8.6%	8.9%
Accident and health insurance	831	693	105	16.0	15.0	14.5	14.7	14.8	15.6	15.4	13.5
Subtotal	11,331	2,977	373	12.1	12.4	9.9	10.1	10.4	9.7	9.8	9.8
Annuities and institutional products:
Immediate Annuities:
Sub-standard structured settlements and group pension terminations (1)	5,059	1,399	13	1.1	1.4	2.0	0.7	(0.5)	(1.4)	(1.8)	(1.9)
Standard structured settlements and SPIA (2)	7,323	835	73	10.5	12.2	16.8	13.2	9.5	7.8	5.5	5.1
Subtotal	12,382	2,234	86	4.5	5.3	7.1	5.0	3.0	1.7	0.7	0.4
Deferred Annuities	11,111	1,036	146	11.1	10.7	12.0	12.3	12.0	12.5	11.3	10.9
Institutional products	85	5	2
Subtotal	23,578	3,275	234	7.3	7.7	9.6	8.7	7.6	7.4	6.2	6.0
Total Allstate Financial	$34,909	$6,252	$607	9.7	10.0	9.8	9.4	9.0	8.6	8.0	7.9

	Twelve months ended December 31, 2014
	Life	Accident and	Annuities and	Allstate
	insurance	health insurance	institutional products	Financial

Operating income	$268	$105	$234	$607
Realized capital gains and losses, after-tax	5	-	89	94
Valuation changes on embedded derivatives that are not hedged, after-tax	-	-	(15)	(15)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(4)	-	1	(3)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	-	-	1
Loss on disposition of operations, after-tax	(28)	-	(25)	(53)
Net income available to common shareholders	$242	$105	$284	$631

(1)

Structured settlement annuities for annuitants with severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans.

(2)

Life-contingent structured settlement annuities for annuitants with standard life expectancy, period certain structured settlements and single premium immediate annuities with and without life contingencies.

(3)

Total Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation, excluding unrealized capital gains and losses.

(4)

Attributed equity is allocated to each product line based on statutory capital adjusted for GAAP reporting differences and the amount of capital held in Allstate Financial may vary from economic capital. The calculation of statutory capital by product incorporates internal factors for invested asset risk, insurance risk (mortality and morbidity), interest rate risk and business risk. Due to the unavailability of final statutory financial statements at the time we release our GAAP financial results, the allocation is derived from prior quarter statutory capital. Statutory capital is adjusted for appropriate GAAP accounting differences. Changes in internal capital factors, investment portfolio mix and risk as well as changes in GAAP and statutory reporting differences will result in changes to the allocation of attributed equity to products.

(5)	Product line operating income includes allocation of income on investments supporting capital. Operating income reflects a trailing twelve-month period.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE (1)

(in thousands)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2014	2014	2014	2013	2013	2013	2013
ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY PRODUCT

Underwritten products
Life insurance	2,434	2,432	2,436	2,588	2,567	2,572	2,574	2,572
Accident and health insurance	2,555	2,530	2,577	2,593	2,342	2,322	2,322	2,338
	4,989	4,962	5,013	5,181	4,909	4,894	4,896	4,910

Annuities
Deferred annuities	191	197	205	337	346	353	362	373
Immediate annuities	108	108	110	111	112	112	113	114
	299	305	315	448	458	465	475	487

Total	5,288	5,267	5,328	5,629	5,367	5,359	5,371	5,397

ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY SOURCE OF BUSINESS

Allstate Agencies (2)	1,902	1,898	1,895	1,938	1,939	1,938	1,936	1,930
Allstate Benefits	2,983	2,957	3,010	3,040	2,762	2,741	2,741	2,757
Other (3)	403	412	423	651	666	680	694	710

Total	5,288	5,267	5,328	5,629	5,367	5,359	5,371	5,397

INSURANCE POLICIES AND ANNUITIES IN FORCE INCLUDED IN LINCOLN BENEFIT LIFE COMPANY SALE

Life insurance	-	-	-	142	145	148	150	152
Deferred annuities	-	-	-	124	128	132	138	144

Total	-	-	-	266	273	280	288	296

(1)            Allstate Financial insurance policies and annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. Policy counts associated with our voluntary employee benefits group business reflect certificate counts as opposed to group counts.

(2)            Excludes Allstate Benefits products sold through Allstate Agencies, which are included in the Allstate Benefits line.

(3)            Primarily business sold by independent master brokerage agencies, banks/broker-dealers and specialized structured settlement brokers.

THE ALLSTATE CORPORATION

ALLSTATE LIFE AND ANNUITIES AND ALLSTATE BENEFITS RESULTS AND PRODUCT INFORMATION

($ in millions)

	For the twelve months ended December 31, 2014			For the twelve months ended December 31, 2013

			Allstate			Allstate
	Allstate Life and	Allstate	Financial	Allstate Life and	Allstate	Financial
	Annuities	Benefits	Segment	Annuities	Benefits	Segment

Premiums	$488	$771	$1,259	$518	$730	$1,248
Contract charges	800	98	898	1,009	95	1,104
Net investment income	2,059	72	2,131	2,466	72	2,538
Periodic settlements and accruals on non-hedge derivative instruments	(1)	-	(1)	17	-	17
Contract benefits	(1,354)	(411)	(1,765)	(1,512)	(405)	(1,917)
Interest credited to contractholder funds	(862)	(36)	(898)	(1,219)	(35)	(1,254)
Amortization of deferred policy acquisition costs	(143)	(112)	(255)	(228)	(102)	(330)
Operating costs and expenses	(260)	(206)	(466)	(366)	(199)	(565)
Restructuring and related charges	(2)	-	(2)	(6)	(1)	(7)
Income tax expense on operations	(232)	(62)	(294)	(192)	(54)	(246)

Operating income	493	114	607	487	101	588

Realized capital gains and losses, after-tax	93	1	94	47	(1)	46
Valuation changes on embedded derivatives that are not hedged, after-tax	(15)	-	(15)	(16)	-	(16)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(3)	-	(3)	(5)	-	(5)
DAC and DSI unlocking relating to realized capital gains and losses, after tax	-	-	-	7	-	7
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	-	1	(11)	-	(11)
Loss on disposition of operations, after-tax	(53)	-	(53)	(514)	-	(514)

Net income (loss)	$516	$115	$631	$(5)	$100	$95

Premiums and Contract Charges - by Product

Underwritten Products
Traditional life insurance premiums	$476	$35	$511	$455	$36	$491
Accident and health insurance premiums	8	736	744	26	694	720
Interest-sensitive life insurance contract charges	781	98	879	991	95	1,086
	1,265	869	2,134	1,472	825	2,297
Annuities
Immediate annuities with life contingencies premiums	4	-	4	37	-	37
Other fixed annuity contract charges	19	-	19	18	-	18
	23	-	23	55	-	55
Total life and annuity premiums and contract charges	$1,288	$869	$2,157	$1,527	$825	$2,352

Benefit Spread by Product Group
Life Insurance	$287	$17	$304	$301	$21	$322
Accident and health insurance	(8)	397	389	(18)	356	338
Annuities	(85)	-	(85)	(77)	-	(77)
Total benefit spread	$194	$414	$608	$206	$377	$583

Investment Spread by Product Group
Annuities and institutional products	$320	$-	$320	$342	$-	$342
Life insurance	93	10	103	93	12	105
Accident and health insurance	8	11	19	14	11	25
Net investment income on investments supporting capital	256	15	271	271	14	285
Investment spread before valuation changes on embedded derivatives that are not hedged	677	36	713	720	37	757
Valuation changes on derivatives embedded in equity- indexed annuity contracts that are not hedged	(22)	-	(22)	(24)	-	(24)
Total investment spread	$655	$36	$691	$696	$37	$733

THE ALLSTATE CORPORATION

CORPORATE AND OTHER RESULTS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

Net investment income	$5	$6	$9	$7	$7	$8	$8	$7	$27	$30
Operating costs and expenses	(14)	(6)	(10)	(8)	(171)	(76)	(8)	3	(38)	(252)
Interest expense	(73)	(77)	(84)	(87)	(87)	(83)	(98)	(98)	(321)	(366)
Income tax benefit on operations	32	28	32	32	90	58	37	35	124	220
Preferred stock dividends	(29)	(31)	(31)	(13)	(11)	(6)	-	-	(104)	(17)

Operating loss	(79)	(80)	(84)	(69)	(172)	(99)	(61)	(53)	(312)	(385)

Realized capital gains and losses, after-tax	-	-	(1)	1	(1)	1	-	-	-	-
Loss on extinguishment of debt, after-tax	-	-	-	-	(1)	(6)	(312)	-	-	(319)
Postretirement benefits curtailment gain, after-tax	-	-	-	-	-	118	-	-	-	118
Net (loss) income available to common shareholders	$(79)	$(80)	$(85)	$(68)	$(174)	$14	$(373)	$(53)	$(312)	$(586)

THE ALLSTATE CORPORATION

INVESTMENTS

($ in millions)

	PROPERTY-LIABILITY					ALLSTATE FINANCIAL (1)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2014	2014	2014	2014	2013	2014	2014	2014	2014	2013

Fixed income securities, at fair value:
Tax-exempt	$4,138	$4,288	$4,353	$4,618	$4,711	$75	$39	$2	$2	$2
Taxable	26,696	27,078	26,091	24,223	24,867	29,007	28,984	29,898	30,057	29,646
Equity securities, at fair value	3,076	3,053	4,072	4,341	4,396	1,028	1,282	1,322	956	701
Mortgage loans	370	372	373	403	429	3,818	3,771	3,801	4,069	4,292
Limited partnership interests	2,498	2,411	2,438	2,900	2,898	2,024	1,933	1,866	2,121	2,064
Short-term, at fair value	822	1,328	812	894	1,002	1,026	880	1,038	870	668
Other	1,483	1,401	1,531	1,528	1,335	1,831	1,718	1,607	1,635	1,732
Total	$39,083	$39,931	$39,670	$38,907	$39,638	$38,809	$38,607	$39,534	$39,710	$39,105

Fixed income securities, amortized cost:
Tax-exempt	$4,054	$4,181	$4,238	$4,521	$4,625	$74	$39	$2	$2	$2
Taxable	26,376	26,715	25,484	23,696	24,424	26,668	26,785	27,464	28,130	28,295
Ratio of fair value to amortized cost	101.3%	101.5%	102.4%	102.2%	101.8%	108.8%	108.2%	108.9%	106.8%	104.8%
Equity securities, cost	$2,723	$2,745	$3,492	$3,737	$3,866	$969	$1,132	$1,166	$838	$607
Short-term, amortized cost	822	1,328	812	894	1,002	1,026	880	1,038	870	668

	CORPORATE AND OTHER					CONSOLIDATED

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2014	2014	2014	2014	2013	2014	2014	2014	2014	2013

Fixed income securities, at fair value:
Tax-exempt	$564	$561	$565	$558	$570	$4,777	$4,888	$4,920	$5,178	$5,283
Taxable	1,960	1,363	1,725	1,703	1,114	57,663	57,425	57,714	55,983	55,627
Equity securities, at fair value	-	-	-	-	-	4,104	4,335	5,394	5,297	5,097
Mortgage loans	-	-	-	-	-	4,188	4,143	4,174	4,472	4,721
Limited partnership interests	5	4	5	3	5	4,527	4,348	4,309	5,024	4,967
Short-term, at fair value	692	255	1,064	809	723	2,540	2,463	2,914	2,573	2,393
Other	-	-	-	-	-	3,314	3,119	3,138	3,163	3,067
Total	$3,221	$2,183	$3,359	$3,073	$2,412	$81,113	$80,721	$82,563	$81,690	$81,155

Fixed income securities, amortized cost:
Tax-exempt	$543	$536	$541	$538	$552	$4,671	$4,756	$4,781	$5,061	$5,179
Taxable	1,957	1,360	1,718	1,700	1,110	55,001	54,860	54,666	53,526	53,829
Ratio of fair value to amortized cost	101.0%	101.5%	101.4%	101.0%	101.3%	104.6%	104.5%	105.4%	104.4%	103.2%
Equity securities, cost	$-	$-	$-	$-	$-	$3,692	$3,877	$4,658	$4,575	$4,473
Short-term, amortized cost	692	255	1,064	809	723	2,540	2,463	2,914	2,573	2,393

(1)      Excludes investments classified as held for sale that totaled $11.5 billion, $12.0 billion and $12.2 billion as of March 31, 2014, December 31, 2013 and September 30, 2013, respectively.

THE ALLSTATE CORPORATION

INVESTMENT PORTFOLIO DETAILS

($ in millions)

	Financial statement classification as of December 31, 2014

				Limited
	Fixed income	Equity	Mortgage	partnership	Short-
	securities	securities	loans	interests	term	Other (1)	Total

Infrastructure and real assets
Infrastructure and real assets - debt	$10,437	$-	$-	$-	$-	$-	$10,437
Infrastructure and real assets - equity	-	390	-	562	-	-	952
Infrastructure and real assets - other	-	-	-	-	-	168	168
	10,437	390	-	562	-	168	11,557
Real estate
Real estate - debt	1,822	-	4,188	-	-	-	6,010
Real estate - equity	-	74	-	1,413	-	113	1,600
	1,822	74	4,188	1,413	-	113	7,610
Consumer goods (cyclical and non-cyclical)	10,771	933	-	-	-	-	11,704
Banking & financial services
Banking	3,629	392	-	-	-	-	4,021
Financial services	3,176	520	-	-	-	-	3,696
Credit card and student loan ABS	836	-	-	-	-	-	836
Consumer auto ABS	1,282	-	-	-	-	-	1,282
	8,923	912	-	-	-	-	9,835
Municipal - General obligation, revenue and taxable	8,497	-	-	-	-	-	8,497
Government & agencies
U.S. government and agencies	4,328	-	-	-	692	-	5,020
Foreign government	1,384	-	-	-	-	-	1,384
	5,712	-	-	-	692	-	6,404
Technology and communications
Communications	3,043	231	-	-	-	-	3,274
Technology	2,312	418	-	-	-	-	2,730
	5,355	649	-	-	-	-	6,004
Capital goods	4,132	314	-	-	-	-	4,446
Basic & other industries
Basic industry	2,313	159	-	-	-	-	2,472
Other industries	620	-	-	-	-	-	620
	2,933	159	-	-	-	-	3,092
Transportation	1,737	87	-	-	-	-	1,824
ABS other	1,860	-	-	-	-	-	1,860
Private equity	-	-	-	2,194	-	-	2,194
Emerging markets
Fixed income funds	-	152	-	-	-	-	152
Foreign government	261	-	-	-	-	-	261
Equity index based funds	-	16	-	-	-	-	16
	261	168	-	-	-	-	429
Other equity market index based funds	-	418	-	-	-	-	418
Other funds	-	-	-	358	-	-	358
Other	-	-	-	-	1,848	3,033	4,881
Total investments	$62,440	$4,104	$4,188	$4,527	$2,540	$3,314	$81,113

(1)   Other includes derivatives, policy loans, agent loans, bank loans and short-term investments.

THE ALLSTATE CORPORATION

LIMITED PARTNERSHIP INVESTMENTS

($ in millions)

	As of or for the three months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2014	2014	2014	2013	2013	2013	2013

Investment position
Accounting basis
Cost method	$1,122	$1,144	$1,157	$1,346	$1,443	$1,435	$1,441	$1,425
Equity method (“EMA”) (1)	3,405	3,204	3,152	3,678	3,524	3,656	3,500	3,506
Total	$4,527	$4,348	$4,309	$5,024	$4,967	$5,091	$4,941	$4,931

Cost method-fair value (2)	$1,488	$1,555	$1,577	$1,764	$1,835	$1,806	$1,795	$1,748

Underlying investment
Private equity / debt funds	$2,756	$2,759	$2,631	$2,674	$2,562	$2,485	$2,457	$2,423
Real estate funds	1,413	1,425	1,517	1,577	1,687	1,666	1,658	1,635
Other (3)	358	164	161	773	718	940	826	873
Total	$4,527	$4,348	$4,309	$5,024	$4,967	$5,091	$4,941	$4,931

Segment
Property-Liability	$2,498	$2,411	$2,438	$2,900	$2,898	$3,043	$2,991	$2,994
Allstate Financial	2,024	1,933	1,866	2,121	2,064	2,044	1,946	1,933
Corporate and Other	5	4	5	3	5	4	4	4
Total	$4,527	$4,348	$4,309	$5,024	$4,967	$5,091	$4,941	$4,931

Total Income
Accounting basis
Cost method	$60	$25	$66	$50	$80	$48	$45	$26
Equity method	55	137	129	92	122	58	81	81
Total	$115	$162	$195	$142	$202	$106	$126	$107

Underlying investment
Private equity / debt funds	$96	$66	$123	$106	$140	$68	$58	$68
Real estate funds	25	93	55	38	61	49	77	34
Other	(6)	3	17	(2)	1	(11)	(9)	5
Total	$115	$162	$195	$142	$202	$106	$126	$107

Segment
Property-Liability	$57	$112	$102	$75	$130	$69	$89	$77
Allstate Financial	58	51	91	67	71	37	37	30
Corporate and Other	-	(1)	2	-	1	-	-	-
Total	$115	$162	$195	$142	$202	$106	$126	$107

(1)                As of December 31, 2014, valuations of EMA limited partnerships include approximately $571 million of cumulative pre-tax appreciation that has been recognized in earnings but has not been distributed to investors.

(2)                The fair value of cost method limited partnerships is determined using reported net asset values of the underlying funds.

(3)                In periods prior to June 30, 2014, other included tax credit funds.

THE ALLSTATE CORPORATION

UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE

($ in millions)

	December 31, 2014			September 30, 2014			June 30, 2014

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)

Fixed income securities
U.S. government and agencies	$136	$4,328	103.2	$128	$4,309	103.1	$146	$4,853	103.1
Municipal	620	8,497	107.9	557	8,535	107.0	552	8,561	106.9
Corporate	1,758	42,144	104.4	1,742	41,071	104.4	2,185	41,467	105.6
Foreign government	102	1,645	106.6	96	1,693	106.0	107	1,676	106.8
Asset-backed securities (“ABS”)	7	3,978	100.2	18	4,709	100.4	40	3,943	101.0
Residential mortgage-backed securities (“RMBS”)	99	1,207	108.9	104	1,289	108.8	99	1,362	107.8
Commercial mortgage-backed securities (“CMBS”)	42	615	107.3	48	681	107.6	54	746	107.8
Redeemable preferred stock	4	26	118.2	4	26	118.2	4	26	118.2
Total fixed income securities	2,768	62,440	104.6	2,697	62,313	104.5	3,187	62,634	105.4

Equity securities	412	4,104	111.2	458	4,335	111.8	736	5,394	115.8
Short-term investments	-	2,540	100.0	-	2,463	100.0	-	2,914	100.0
Derivatives	(2)	92	n/a	(8)	73	n/a	(19)	103	n/a
EMA limited partnership interests (2)	(5)	n/a	n/a	(5)	n/a	n/a	(5)	n/a	n/a
Investments classified as held for sale	-	n/a	n/a	-	n/a	n/a	-	n/a	n/a
Unrealized net capital gains and losses, pre-tax	3,173			3,142			3,899

Amounts recognized for:
Insurance reserves (3)	(28)			(169)			(399)
DAC and DSI (4)	(179)			(158)			(189)
Amounts recognized	(207)			(327)			(588)
Deferred income taxes	(1,040)			(988)			(1,161)
Unrealized net capital gains and losses, after-tax	$1,926			$1,827			$2,150

	March 31, 2014			December 31, 2013			September 30, 2013

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$132	$3,806	103.6	$122	$2,913	104.4	$156	$2,881	105.7
Municipal	421	8,716	105.1	277	8,723	103.3	365	9,611	103.9
Corporate	1,743	41,159	104.4	1,272	40,603	103.2	1,412	39,697	103.7
Foreign government	96	1,737	105.9	88	1,824	105.1	108	1,939	105.9
ABS	38	3,497	101.1	27	4,518	100.6	32	3,421	100.9
RMBS	93	1,438	106.9	71	1,474	105.1	57	1,844	103.2
CMBS	47	783	106.4	41	829	105.2	31	875	103.7
Redeemable preferred stock	4	25	119.0	4	26	118.2	5	27	122.7
Total fixed income securities	2,574	61,161	104.4	1,902	60,910	103.2	2,166	60,295	103.7

Equity securities	722	5,297	115.8	624	5,097	114.0	442	4,812	110.1
Short-term investments	-	2,573	100.0	-	2,393	100.0	-	2,694	100.0
Derivatives	(19)	169	n/a	(18)	269	n/a	(19)	217	n/a
EMA limited partnership interests (2)	(4)	n/a	n/a	(3)	n/a	n/a	(3)	n/a	n/a
Investments classified as held for sale	327	n/a	n/a	190	n/a	n/a	244	n/a	n/a
Unrealized net capital gains and losses, pre-tax	3,600			2,695			2,830

Amounts recognized for:
Insurance reserves (3)	(134)			-			-
DAC and DSI (4)	(245)			(158)			(189)
Amounts recognized	(379)			(158)			(189)
Deferred income taxes	(1,130)			(891)			(927)
Unrealized net capital gains and losses, after-tax	$2,091			$1,646			$1,714

(1)      The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2)      Unrealized net capital gains and losses for limited partnership interest represent the Company’s share of EMA limited partnerships’ other comprehensive income.  Fair value and amortized cost are not applicable.

(3)      The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency.  Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4)      The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

THE ALLSTATE CORPORATION

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

NET INVESTMENT INCOME
Fixed income securities	$577	$581	$584	$705	$698	$721	$740	$762	$2,447	$2,921
Equity securities	26	28	35	28	55	30	39	25	117	149
Mortgage loans	59	54	71	81	82	99	93	98	265	372
Limited partnership interests	115	162	195	142	202	106	126	107	614	541
Short-term	2	1	3	1	1	1	1	2	7	5
Other	43	41	44	42	41	44	39	37	170	161
Subtotal	822	867	932	999	1,079	1,001	1,038	1,031	3,620	4,149
Less: Investment expense	(43)	(44)	(34)	(40)	(53)	(51)	(54)	(48)	(161)	(206)
Net investment income	$779	$823	$898	$959	$1,026	$950	$984	$983	$3,459	$3,943

PRE-TAX YIELDS (1)
Fixed income securities	3.9%	3.9%	4.0%	4.1%	4.1%	4.2%	4.2%	4.3%	3.9%	4.2%
Equity securities	2.7	2.6	3.1	2.5	4.9	2.8	3.9	2.8	2.7	3.6
Mortgage loans	5.7	5.2	6.6	5.4	5.3	6.2	5.8	6.0	5.7	5.9
Limited partnership interests	10.4	15.0	16.7	11.4	15.9	8.6	10.2	8.7	13.3	10.9
Total portfolio	4.2	4.4	4.7	4.5	4.8	4.5	4.6	4.5	4.5	4.6

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(20)	$10	$(6)	$(16)	$(11)	$(18)	$(33)	$(10)	$(32)	$(72)
Change in intent write-downs	(46)	(63)	(39)	(65)	(19)	(70)	(27)	(27)	(213)	(143)
Net other-than-temporary impairment losses recognized in earnings	(66)	(53)	(45)	(81)	(30)	(88)	(60)	(37)	(245)	(215)
Sales	183	355	290	147	180	59	408	172	975	819
Valuation and settlements of derivative instruments	(11)	(8)	(5)	(12)	(8)	(12)	14	(4)	(36)	(10)
Total	$106	$294	$240	$54	$142	$(41)	$362	$131	$694	$594

TOTAL RETURN ON INVESTMENT PORTFOLIO (2)	1.1%	0.4%	2.2%	2.1%	1.1%	1.0%	(1.5)%	1.2%	5.8%	1.8%

AVERAGE INVESTMENT BALANCES (in billions) (3)	$77.7	$78.1	$78.5	$78.5	$90.1	$89.7	$90.7	$91.8	$78.2	$84.5

(1)                 Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses. Amounts related to investments classified as held for sale were excluded from the pre-tax yield calculation in 2014 and were included in the pre-tax yield calculation in 2013.

(2)                 Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average fair value balances. Amounts related to investments classified as held for sale were excluded from the total return calculation in 2014 and were included in the total return calculation in 2013.

(3)                 Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded. Amounts related to investments classified as held for sale were excluded from average investment balances calculation in 2014 and were included in the average investment balances calculation in 2013.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013
NET INVESTMENT INCOME
Fixed income securities:
Tax-exempt	$26	$27	$29	$31	$35	$44	$53	$61	$113	$193
Taxable	191	189	183	184	178	175	178	188	747	719
Equity securities	22	21	29	23	51	26	36	23	95	136
Mortgage loans	4	4	4	5	4	6	5	5	17	20
Limited partnership interests (1)	57	112	102	75	130	69	89	77	346	365
Short-term	1	-	2	1	1	1	-	1	4	3
Other	17	15	19	14	11	11	8	8	65	38
Subtotal	318	368	368	333	410	332	369	363	1,387	1,474
Less: Investment expense	(24)	(24)	(17)	(21)	(28)	(23)	(26)	(22)	(86)	(99)
Net investment income	$294	$344	$351	$312	$382	$309	$343	$341	$1,301	$1,375
Net investment income, after-tax	$201	$234	$240	$215	$273	$225	$259	$241	$890	$998

PRE-TAX YIELDS (2)
Fixed income securities:
Tax-exempt	2.5%	2.6%	2.7%	2.7%	2.8%	3.2%	3.6%	3.7%	2.6%	3.4%
Equivalent yield for tax-exempt	3.6	3.8	3.9	3.9	4.1	4.7	5.2	5.4	3.8	5.0
Taxable	2.9	2.9	3.0	3.1	3.0	3.2	3.3	3.5	2.9	3.2
Equity securities	3.2	2.7	3.2	2.5	5.3	2.8	4.0	2.8	2.9	3.8
Mortgage loans	4.1	4.1	4.9	4.3	4.1	4.4	4.2	4.3	4.3	4.2
Limited partnership interests	9.3	18.4	15.3	10.3	17.4	9.3	11.8	10.4	13.1	12.2
Total portfolio	3.3	3.8	3.9	3.5	4.3	3.6	4.0	4.0	3.6	4.0

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities:
Tax-exempt	$2	$2	$8	$4	$35	$14	$39	$47	$16	$135
Taxable	9	22	49	36	44	21	17	43	116	125
Equity securities	(15)	218	225	20	58	(56)	252	28	448	282
Limited partnership interests	2	31	(23)	7	(1)	2	(5)	5	17	1
Derivatives and other	(18)	(7)	(9)	(14)	(8)	(7)	2	(11)	(48)	(24)
Total	$(20)	$266	$250	$53	$128	$(26)	$305	$112	$549	$519

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(11)	$8	$(6)	$(12)	$(6)	$(8)	$(17)	$(8)	$(21)	$(39)
Change in intent write-downs	(42)	(42)	(25)	(60)	(15)	(63)	(26)	(20)	(169)	(124)
Net other-than-temporary impairment losses recognized in earnings	(53)	(34)	(31)	(72)	(21)	(71)	(43)	(28)	(190)	(163)
Sales	49	312	289	139	157	52	346	151	789	706
Valuation and settlements of derivative instruments	(16)	(12)	(8)	(14)	(8)	(7)	2	(11)	(50)	(24)
Total	$(20)	$266	$250	$53	$128	$(26)	$305	$112	$549	$519

AVERAGE INVESTMENT BALANCES (in billions) (3)	$38.7	$38.8	$38.0	$38.1	$37.9	$37.0	$36.7	$36.5	$38.4	$37.3

(1)      As of December 31, 2014, Property-Liability has commitments to invest in additional limited partnership interests totaling $1.21 billion.

(2)      Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(3)      Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013

NET INVESTMENT INCOME
Fixed income securities	$353	$359	$365	$484	$480	$497	$503	$506	$1,561	$1,986
Equity securities	4	7	6	5	4	4	3	2	22	13
Mortgage loans	55	50	67	76	78	93	88	93	248	352
Limited partnership interests (1)	58	51	91	67	71	37	37	30	267	175
Short-term	1	-	1	-	-	-	-	1	2	1
Other	25	25	24	26	28	28	30	28	100	114
Subtotal	496	492	554	658	661	659	661	660	2,200	2,641
Less: Investment expense	(16)	(19)	(16)	(18)	(24)	(26)	(28)	(25)	(69)	(103)
Net investment income	$480	$473	$538	$640	$637	$633	$633	$635	$2,131	$2,538
Net investment income, after-tax	$313	$307	$350	$416	$424	$423	$422	$424	$1,386	$1,693

PRE-TAX YIELDS (2)
Fixed income securities	5.3%	5.3%	5.3%	5.4%	5.0%	5.1%	5.0%	4.8%	5.3%	5.0%
Equity securities	1.6	2.3	2.7	2.4	2.8	2.4	3.0	2.6	2.3	2.7
Mortgage loans	5.8	5.3	6.8	5.5	5.4	6.4	5.9	6.2	5.8	6.0
Limited partnership interests	11.8	10.9	18.2	12.8	13.8	7.4	7.8	6.1	13.4	8.8
Total portfolio	5.5	5.4	5.9	5.7	5.3	5.2	5.1	5.0	5.6	5.1

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities	$(3)	$(1)	$5	$(4)	$8	$(12)	$23	$(18)	$(3)	$1
Equity securities	123	(5)	14	2	8	5	31	1	134	45
Mortgage loans	(1)	2	(2)	3	1	(6)	(6)	31	2	20
Limited partnership interests	1	28	(28)	(5)	(3)	-	(3)	-	(4)	(6)
Derivatives and other	5	4	1	5	-	(3)	12	5	15	14
Total	$125	$28	$(10)	$1	$14	$(16)	$57	$19	$144	$74

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(9)	$2	$-	$(4)	$(5)	$(10)	$(16)	$(2)	$(11)	$(33)
Change in intent write-downs	(4)	(21)	(14)	(5)	(4)	(7)	(1)	(7)	(44)	(19)
Net other-than-temporary impairment losses recognized in earnings	(13)	(19)	(14)	(9)	(9)	(17)	(17)	(9)	(55)	(52)
Sales	133	43	1	8	23	6	62	21	185	112
Valuation and settlements of derivative instruments	5	4	3	2	-	(5)	12	7	14	14
Total	$125	$28	$(10)	$1	$14	$(16)	$57	$19	$144	$74

AVERAGE INVESTMENT BALANCES (in billions) (3)	$36.3	$36.6	$37.3	$37.7	$49.7	$50.3	$51.9	$53.2	$37.0	$44.8

(1)	As of December 31, 2014, Allstate Financial has commitments to invest in additional limited partnership interests totaling $1.22 billion.
(2)

Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses. Amounts related to investments classified as held for sale were excluded from the pre-tax yield calculation in 2014 and were included in the pre-tax yield calculation in 2013.

(3)

Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year.  For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded. Amounts related to investments classified as held for sale were excluded from average investment balances calculation in 2014 and were included in the average investment balances calculation in 2013.

THE ALLSTATE CORPORATION

INVESTMENT RESULTS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2013	2013	2013	2014	2013
Consolidated investment portfolio
Interest-bearing (1)	$72,201	$71,755	$72,580	$71,084	$70,796	$70,423	$82,729	$87,890	$72,201	$70,796
Equity/owned (2)	8,912	8,966	9,983	10,606	10,359	10,060	9,586	9,492	8,912	10,359
Total	$81,113	$80,721	$82,563	$81,690	$81,155	$80,483	$92,315	$97,382	$81,113	$81,155

Consolidated portfolio total return (3)
Interest-bearing	0.9%	0.2%	1.8%	1.7%	0.6%	0.8%	(1.4)%	0.8%	4.6%	0.8%
Equity/owned	0.2	0.2	0.4	0.4	0.6	0.3	-	0.4	1.4	1.3
Investment expenses	-	-	-	-	(0.1)	(0.1)	(0.1)	-	(0.2)	(0.3)
Total	1.1	0.4	2.2	2.1	1.1	1.0	(1.5)	1.2	5.8	1.8

Consolidated portfolio total return (3)
Income	1.0%	1.0%	1.1%	1.1%	1.1%	1.0%	1.0%	1.0%	4.1%	4.1%
Valuation	0.1	(0.6)	1.1	1.0	-	-	(2.5)	0.2	1.7	(2.3)
Total	1.1	0.4	2.2	2.1	1.1	1.0	(1.5)	1.2	5.8	1.8

Consolidated net investment income
Interest-bearing	$675	$672	$695	$824	$819	$861	$868	$895	$2,866	$3,443
Equity/owned	147	195	237	175	260	140	170	136	754	706
Investment expenses	(43)	(44)	(34)	(40)	(53)	(51)	(54)	(48)	(161)	(206)
Total	$779	$823	$898	$959	$1,026	$950	$984	$983	$3,459	$3,943

Consolidated Interest-bearing pre-tax yield (4)	3.9%	3.9%	4.0%	4.1%	4.1%	4.3%	4.3%	4.3%	4.0%	4.2%

Property-Liability net investment income
Interest-bearing excluding prepayment premiums and litigation proceeds	$225	$223	$219	$219	$218	$229	$234	$246	$886	$927
Prepayment premiums and litigation proceeds	9	8	12	13	9	4	10	15	42	38
Total Interest-bearing	234	231	231	232	227	233	244	261	928	965
Equity/owned	84	137	137	101	183	99	125	102	459	509
Less: Investment expenses	(24)	(24)	(17)	(21)	(28)	(23)	(26)	(22)	(86)	(99)
Total	294	344	351	312	382	309	343	341	1,301	1,375
Less: prepayment premiums and litigation proceeds	(9)	(8)	(12)	(13)	(9)	(4)	(10)	(15)	(42)	38
Total excluding prepayment premiums and litigation proceeds	$285	$336	$339	$299	$373	$305	$333	$326	$1,259	$1,337

Property-Liability interest-bearing pre-tax yield	2.8%	2.8%	2.9%	3.0%	2.9%	3.1%	3.2%	3.5%	2.9%	3.2%

Property-Liability interest-bearing pre-tax yield
excluding prepayment premiums and litigation proceeds	2.7%	2.7%	2.8%	2.8%	2.8%	3.0%	3.1%	3.3%	2.7%	3.1%

Allstate Financial net investment income
Interest-bearing excluding prepayment premiums and litigation proceeds	$420	$426	$432	$556	$569	$584	$591	$599	$1,834	$2,343
Prepayment premiums and litigation proceeds	13	7	24	28	15	32	27	27	72	101
Total interest-bearing	433	433	456	584	584	616	618	626	1,906	2,444
Equity/owned	63	59	98	74	77	43	43	34	294	197
Less: Investment expenses	(16)	(19)	(16)	(18)	(24)	(26)	(28)	(25)	(69)	(103)
Total	480	473	538	640	637	633	633	635	2,131	2,538
Less: prepayment premiums and litigation proceeds	(13)	(7)	(24)	(28)	(15)	(32)	(27)	(27)	(72)	(101)
Total excluding prepayment premiums and litigation proceeds	$467	$466	$514	$612	$622	$601	$606	$608	$2,059	$2,437

Allstate Financial interest-bearing pre-tax yield	5.2%	5.2%	5.3%	5.3%	5.0%	5.2%	5.0%	4.9%	5.2%	5.0%

Allstate Financial interest-bearing pre-tax yield
excluding prepayment premiums and litigation proceeds	5.0%	5.1%	5.0%	5.0%	4.8%	4.9%	4.8%	4.7%	5.0%	4.8%

(1)                 Includes fixed income securities, mortgage loans, short-term and other investments.

(2)                 Includes limited partnership interests, equity securities and real estate.

(3)                 Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average fair value balances.  Amounts related to investments classified as held for sale were excluded from the total return calculation in 2014 and were included in the total return calculation in 2013.

(4)                 Pre-tax interest-bearing yield is calculated as annualized interest-bearing investment income before investment expense divided by the average of interest-bearing investment balances at the end of each quarter during the year.  Interest-bearing investment balances, for purposes of the pre-tax interest-bearing yield calculation, exclude unrealized capital gains and losses. Amounts related to investments classified as held for sale were excluded from the pre-tax interest-bearing yield calculation in 2014 and were included in the pre-tax interest-bearing yield calculation in 2013.

Definitions of Non-GAAP Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures.  Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income available to common shareholders, excluding:

- realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income,

- valuation changes on embedded derivatives that are not hedged, after-tax,

- amortization of deferred policy acquisition costs (“DAC”) and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax,

- amortization of purchased intangible assets, after-tax,

- gain (loss) on disposition of operations, after-tax, and

- adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income available to common shareholders is the GAAP measure that is most directly comparable to operating income.   We use operating income as an important measure to evaluate our results of operations.  We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items.  Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations  may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process.  Consistent with our intent to protect results or earn additional income, operating income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes.  These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments.  Amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends.  Accordingly, operating income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business.  A byproduct of excluding these items to determine operating income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar  items may recur in subsequent periods.  Operating income is used by management along with the other components of net income available to common shareholders to assess our performance.  We use adjusted measures of operating income in incentive compensation.  Therefore, we believe it is useful for investors to evaluate net income available to common shareholders, operating income and their components separately and in the aggregate when reviewing and evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance.  We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income as the denominator.  Operating income should not be considered a substitute for net income available to common shareholders and does not reflect the overall profitability of our business.  A reconciliation of operating income to net income available to common shareholders is provided in the schedule, “Contribution to Income”.

Underwriting income is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP.  Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results.  It is also an integral component of incentive compensation.  It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing  performance.  Net income available to common shareholders is the most directly comparable GAAP measure.  Underwriting income should not be considered a substitute for net income available to common shareholders and does not reflect the overall profitability of our business.  A reconciliation of Property-Liability underwriting income to net income available to common shareholders is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios:  the combined ratio and the effect of catastrophes on the combined ratio.  The most directly comparable GAAP measure is the combined ratio.  We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses.  Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization of purchased intangible assets (“underlying combined ratio”) is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio and the effect of amortization of purchased intangible assets on the combined ratio.   We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization of purchased intangible assets.  Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio.  Prior year reserve reestimates are caused by  unexpected loss development on historical reserves.  Amortization of purchased intangible assets relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio.  The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules “Allstate Brand Profitability Measures”, “Encompass Brand Profitability Measures” , “Esurance Brand Profitability Measures”, “Auto, Homeowners and Other Personal Lines Underlying Combined Ratios”, “Allstate Personal Lines Profitability Measures” and “Emerging Businesses Profitability Measures”.

Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio (a non-GAAP measure) multiplied by the GAAP  quarterly earned premium, which is annualized (multiplied by 4) (“average premium”).  We believe that this measure is useful to investors and it is used by management for the same reasons noted above for the underlying combined ratio.  A reconciliation of average underlying loss and expense is provided in the schedule,  “Allstate Brand Auto and Homeowners Underlying Loss and Expense”.

Esurance brand underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio and the effect of prior year non-catastrophe reserve reestimates on the combined ratio.  We believe that this ratio is useful to investors and it is used by management to reveal the trends in the Esurance business that may be obscured by catastrophe losses and prior year reserve reestimates.  Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio.  Prior year reserve reestimates are caused by unexpected loss development on historical reserves.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of Esurance brand underlying loss ratio is provided in the schedule, “Esurance Brand Profitability Measures and Statistics”.

Operating income return on common shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders’ equity is the most directly comparable GAAP measure.  We use operating income as the numerator for the same reasons we use operating income, as discussed above. We use average common shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process.  We use it to supplement our evaluation of net income available to common shareholders and return on common shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period.  We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management.  In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on common shareholders’ equity from return on common shareholders’ equity is the transparency and understanding of their significance to return on common shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of operating income return on common shareholders’ equity in incentive compensation.  Therefore, we believe it is useful for investors to have operating income return on common shareholders’ equity and return on common shareholders’ equity when evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on common shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital.  Operating income return on common shareholders’ equity should not be considered a substitute for return on common shareholders’ equity and does not reflect the overall profitability of our business.  A reconciliation of return on common shareholders’ equity and operating income return on common shareholders’ equity can be found in the schedule, “Return on Common Shareholders’ Equity”.

Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding.  We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per common share is the most directly comparable GAAP measure.  Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered as a substitute for book value per common share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, “Book Value per Common Share”.